                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
 14a-6(e)2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       JEFFERSON PILOT VARIABLE FUND, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------

        2)  Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------

        4)  Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------

        5)  Total fee paid:

        ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        ---------------------------------------------------------------

        2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

        3)  Filing Party:

        ---------------------------------------------------------------

        4)  Date Filed:

        ---------------------------------------------------------------

                       JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

                             SMALL COMPANY PORTFOLIO

                            MID-CAP GROWTH PORTFOLIO

      STRATEGIC GROWTH PORTFOLIO (FORMERLY, THE EMERGING GROWTH PORTFOLIO)

                             MID-CAP VALUE PORTFOLIO

                            CAPITAL GROWTH PORTFOLIO

                            SMALL-CAP VALUE PORTFOLIO

                                 VALUE PORTFOLIO

                         INTERNATIONAL EQUITY PORTFOLIO

                             S&P 500 INDEX PORTFOLIO

                          WORLD GROWTH STOCK PORTFOLIO

                            HIGH YIELD BOND PORTFOLIO

                               BALANCED PORTFOLIO

                             MONEY MARKET PORTFOLIO

                                One Granite Place
                                Concord, NH 03301

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 10, 2003

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Growth Portfolio, Small Company Portfolio, Mid-Cap Growth Portfolio, Strategic Growth Portfolio (formerly, the Emerging Growth Portfolio), Mid-Cap Value Portfolio, Capital Growth Portfolio, Small-Cap Value Portfolio, Value Portfolio, International Equity Portfolio, S&P 500 Index Portfolio, World Growth Stock Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Money Market Portfolio (collectively, the "Portfolios") of JEFFERSON PILOT VARIABLE FUND, INC. (the "Fund") will be held in the offices of Jefferson Pilot Financial Insurance Company, One Granite Place, Concord, New Hampshire 03301, on December 10, 2003 at ______a.m./p.m., Eastern Standard Time. The purpose of the Meeting is to consider and act upon the following Proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal 1.    ALL SHAREHOLDERS OF THE FUND, INCLUDING EACH PORTFOLIO, VOTING
               TOGETHER: To vote on the election of two Directors to the Board of Directors of the Fund.

Proposal 2.    THE S&P 500 INDEX PORTFOLIO, ONLY: To approve or disapprove a change in sub- adviser and a proposed New Subadvisory Agreement between Jefferson Pilot Investment Advisory Corporation and
               Mellon Capital Management Corporation ("Mellon"), under which
               Mellon would serve as sub-adviser to the S&P 500 Index Portfolio of the Fund.

Proposal 3.    THE S&P 500 INDEX PORTFOLIO, ONLY: To approve or disapprove an arrangement that would permit Jefferson Pilot Investment Advisory
               Corporation, the Fund's investment adviser, with Board approval, to enter into or amend any sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval.

Proposal 4.    THE SMALL COMPANY PORTFOLIO AND WORLD GROWTH STOCK PORTFOLIO,
               VOTING SEPARATELY: To approve or disapprove reclassification of the investment restriction relating to investing in illiquid securities from "fundamental" to "non-fundamental."

Proposal 5.    THE SMALL COMPANY PORTFOLIO AND WORLD GROWTH STOCK PORTFOLIO,
               VOTING SEPARATELY: To approve or disapprove reclassification of the investment restriction relating to investing in securities of other investment companies from "fundamental" to "non-fundamental."

Proposal 6.    THE SMALL COMPANY PORTFOLIO AND WORLD GROWTH STOCK PORTFOLIO,
               VOTING SEPARATELY: To approve or disapprove reclassification of the investment restriction relating to investing in options from "fundamental" to "non-fundamental."

Proposal 7.    THE SMALL COMPANY PORTFOLIO AND WORLD GROWTH STOCK PORTFOLIO,
               VOTING SEPARATELY: To approve or disapprove reclassification of the investment restriction relating to conducting joint trading from "fundamental" to "non-fundamental."

Proposal 8.    THE SMALL COMPANY PORTFOLIO AND WORLD GROWTH STOCK PORTFOLIO,
               VOTING SEPARATELY: To approve or disapprove reclassification of the investment restriction relating to investing for control purposes from "fundamental" to "non-fundamental."

Proposal 9.    THE SMALL COMPANY PORTFOLIO AND WORLD GROWTH STOCK PORTFOLIO,
               VOTING SEPARATELY: To approve or disapprove reclassification of the investment restriction relating to investing in oil and gas programs from "fundamental" to "non-fundamental."

Proposal 10.   THE SMALL COMPANY PORTFOLIO AND WORLD GROWTH STOCK PORTFOLIO,
               VOTING SEPARATELY: To approve or disapprove reclassification of the investment restriction relating to investing in foreign securities from "fundamental" to "non-fundamental."

Proposal 11.   THE SMALL COMPANY PORTFOLIO AND WORLD GROWTH STOCK PORTFOLIO,
               VOTING SEPARATELY: To approve or disapprove reclassification of the investment restriction relating to warrants from "fundamental" to "non-fundamental."

Proposal 12.   THE WORLD GROWTH STOCK PORTFOLIO, VOTING SEPARATELY: To approve or disapprove reclassification of the investment restriction relating to investing in securities of new companies from "fundamental" to "non-fundamental."

Proposal 13.   ALL SHAREHOLDERS OF EACH PORTFOLIO EXCEPT THE MONEY MARKET
               PORTFOLIO, VOTING SEPARATELY: To approve or disapprove an amendment to the investment restriction relating to lending, including securities lending.

Proposal 14.   To transact such other business as may properly come before the
               Meeting or any adjournment thereof.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL APPLICABLE PROPOSALS.

The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 30, 2003, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Portfolio present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

                       By Order of the Board of Directors,


                               CRAIG D. MORESHEAD
                                    Secretary

__________________, 2003

Concord, New Hampshire

JEFFERSON PILOT VARIABLE FUND, INC.: Growth Portfolio; Small Company Portfolio; Mid-Cap Growth Portfolio; Strategic Growth Portfolio (formerly, the Emerging Growth Portfolio); Mid-Cap Value Portfolio; Capital Growth Portfolio; Small-Cap Value Portfolio; Value Portfolio; International Equity Portfolio; S&P 500 Index Portfolio; World Growth Stock Portfolio; High Yield Bond Portfolio; Balanced Portfolio; Money Market Portfolio

One Granite Place
Concord, NH 03301

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                December 10, 2003

This joint proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Directors" or "Board") of Jefferson Pilot Variable Fund, Inc. (the "Fund") of proxies to be voted at a joint Special Meeting of holders of shares of the Fund's portfolios listed above (collectively referred to herein as the "Portfolios"), to be held on December 10, 2003, at __________ a.m./p.m., Eastern Standard Time, in the offices of Jefferson Pilot Financial Insurance Company, One Granite Place, Concord, New Hampshire 03301, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Share Holders (the "Notice").

The Notice, this Proxy Statement and the accompanying voting instructions form were first mailed to variable annuity and variable life insurance contract owners on or about November 11, 2003.

                             ADDITIONAL INFORMATION

Additional information regarding the Fund and the Portfolios can be found in the Fund's most recent annual and semi-annual reports to shareholders.

THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF THE FUND AS OF DECEMBER 31, 2002 AND UNAUDITED INTERIM FINANCIAL STATEMENTS AS OF JUNE 30, 2003, MAY BE OBTAINED WITHOUT CHARGE BY CALLING 800-258-3648 ext. 7719 (OUTSIDE NH) OR 800-322-0235 ext. 7719 (INSIDE NH) OR BY WRITING TO THE JEFFERSON PILOT VARIABLE FUND, INC., ONE GRANITE PLACE, CONCORD, NH 03301.

                               VOTING INSTRUCTIONS

QUORUM AND VOTING

The By-laws of the Fund, revised effective January 28, 1999, provide that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a meeting of shareholders. The By-laws further provide that shares may be voted in person or by proxy. Each proxy shall be in writing, signed by the shareholder or his or her duly authorized attorney and dated. The Board may, in advance of any meeting of shareholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors are so appointed or if any of them fail to appear or act, the Chairman of the Board may, and on the request of any shareholder entitled to vote thereat will, appoint inspectors. The inspectors will determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote in fairness to all shareholders. No Director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be shareholders.

REQUIRED VOTE

The By-laws provide that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a shareholder vote, unless a vote other than a simple majority is required by law or the By-laws, such as for the election of directors. Where a vote of the "majority of the outstanding voting securities" of a Portfolio is required to approve a Proposal, it shall mean as defined under the Investment Company Act of 1940 (the "1940 Act") the lesser of (i) 67% or more of the interests of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding interests of the Portfolio. The approval of a Proposal depends upon whether a sufficient number of votes is cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal. The required vote to approve each Proposal is set forth in the discussion of that Proposal.

CONTRACT OWNER VOTING INSTRUCTIONS

The Fund is organized as a Maryland corporation under the General Corporation Law of the State of Maryland and, as such, issues shares of stock (the "shares").

Shares of the Portfolios currently are sold only to separate accounts of Jefferson Pilot Financial Insurance Company ("JP Financial") and its subsidiaries and affiliates to fund the benefits of variable life insurance and variable annuity contracts ("Variable Contracts") issued by JP Financial and its subsidiaries and affiliates (each an "issuing insurer"), and by qualified employee benefit plans sponsored by Jefferson Pilot Corporation ("JP Corporation"), the parent of the issuing insurers. Although the issuing insurers legally own all of the shares of each Portfolio held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of one or more Portfolios.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract. The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts

("Contract owners") with assets invested in a Portfolio. Contract owners at the close of business on October 30, 2003 (the "Record Date") will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If a Contract owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the proposal. If the Contract owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract owners. The issuing insurers have fixed the close of business on December 8, 2003 as the last day on which voting instructions will be accepted.

ADJOURNMENTS

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Fund receives an insufficient number of votes to approve the Proposals, the Meeting may be adjourned to permit the solicitation of additional votes to a date no later than 120 days after the Record Date. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

REVOCATION OF VOTING INSTRUCTIONS

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Fund a superseding voting instruction form or written notice of revocation. Only the Contract owner executing the voting instructions can revoke them. The issuing insurers will vote the interests of the Portfolios in accordance with all properly executed and unrevoked voting instructions.

                              SUMMARY OF PROPOSALS

The following Table identifies the Portfolios entitled to vote on each Proposal:

                          PROPOSAL                                           PORTFOLIOS ENTITLED TO VOTE
-----------------------------------------------------------      ---------------------------------------------------
1. To vote on the election of two Directors to the Board of      All Portfolios, voting together
Directors of the Fund.

2. To approve or disapprove a change in sub-adviser and a        The S&P 500 Index Portfolio, only
proposed New Subadvisory Agreement between Jefferson Pilot
Investment Advisory Corporation and Mellon Capital
Management Corporation ("Mellon"), under which Mellon
would serve as sub-adviser for the S&P 500 Index Portfolio
of the Fund.

3. To approve or disapprove an arrangement that would            The S&P 500 Index Portfolio, only
permit Jefferson Pilot Investment Advisory Corporation,
the Fund's investment adviser, with Board approval, to
enter into or amend any sub-advisory agreement with an
unaffiliated sub-adviser without shareholder approval.

4. To approve or disapprove the reclassification of the          The Small Company Portfolio and World Growth Stock
investment restriction relating to investing in illiquid         Portfolio, voting separately
securities from "fundamental" to "non-fundamental."

5. To approve or disapprove the reclassification of the          The Small Company Portfolio and World Growth Stock
investment restriction relating to investing in securities       Portfolio, voting separately
of other investment companies from "fundamental" to
"non-fundamental."

6. To approve or disapprove the reclassification of the          The Small Company Portfolio and World Growth Stock
investment restriction relating to investing in options          Portfolio, voting separately
from "fundamental" to "non-fundamental."

7. To approve or disapprove the reclassification of the          The Small Company Portfolio and World Growth Stock
investment restriction relating to conducting joint              Portfolio, voting separately
trading from "fundamental" to "non-fundamental."

8. To approve or disapprove the reclassification of the          The Small Company Portfolio and World Growth Stock
investment restriction relating to investing for control         Portfolio, voting separately
purposes from "fundamental" to "non-fundamental."

9. To approve or disapprove the reclassification of the          The Small Company Portfolio and World Growth Stock
investment restriction relating to investing in oil and          Portfolio, voting separately
gas programs from "fundamental" to "non-fundamental."

10. To approve or disapprove the reclassification of the         The Small Company Portfolio and World Growth Stock
investment restriction relating to investing in foreign          Portfolio, voting separately
securities from "fundamental" to "non-fundamental."

11. To approve or disapprove the reclassification of the         The Small Company Portfolio and World Growth Stock
investment restriction relating to warrants from                 Portfolio, voting separately
"fundamental" to "non-fundamental."

12. To approve or disapprove the reclassification of the         The World Growth Stock Portfolio, voting separately
investment restriction relating to investing in securities
of new companies from "fundamental" to "non-fundamental."

13. To approve or disapprove an amendment to the investment      All Portfolios, except the Money Market Portfolio,
restriction relating to lending, including securities            voting separately
lending.

PROPOSAL 1: TO VOTE ON THE ELECTION OF TWO DIRECTORS TO THE BOARD OF DIRECTORS OF THE FUND

STRUCTURE OF THE BOARD

At the Meeting, and in accordance with the Bylaws of the Fund, two directors will be elected to serve until their successors are elected and qualified or until such Director's death, resignation or removal, if earlier. Each nominee has consented to serve as a director, including those incumbent directors who are not "interested persons" of the Fund.

The Board of Directors has the ability to change the size and composition of the Board of Directors; however, the Board of Directors may not consist of less than three or more than nine members. Currently, the Board consists of four members, one of whom is an "interested person," and three of whom are Independent Directors. After the election of the nominees, the Board will consist of five members, one of whom would be an "interested person" and four of whom would be Independent Directors.

At the October 30, 2003 Board meeting, the Board voted to expand the membership of the Board from four to five Directors and to nominate Thomas D. Rath and Frank Nesvet for election to the Board. Both of these individuals have been nominated to hold office until his successor is duly elected and has qualified. Also, at the October 30, 2003 Board meeting, the Board approved resolutions calling for this Special Meeting of shareholders for the purpose, among other things, of electing the nominees.

Mr. Rath currently serves on the Board as an independent director, having been appointed on December 10, 1997 to fill a vacancy on the Board. The nomination of Mr. Rath is being submitted to the shareholders because he was not previously elected by the shareholders. Based on Mr. Rath's qualifications and experience as a Director, the Board recommends that shareholders ratify his election as Director.

The Board has nominated Frank Nesvet to be a director who is independent and who will qualify as an audit committee financial expert. Recent SEC rulemaking requires all investment companies to determine whether to have an audit committee financial expert on their Board of Directors. Under the relevant SEC Rule, an audit committee financial expert is someone who, through education and/or experience understands generally accepted accounting principles and financial statements, has the ability to assert their application to mutual fund accounting, experience with financial statements involving issues comparable in breadth and complexity to those raised by the Fund's financial statements, an understanding of internal controls and procedures for financial reporting, and an understanding of audit committee functions. The Board believes it would be useful and in the best interests of the Fund and the shareholders to have an audit committee financial expert on the Board.

Accordingly, the Board has nominated Mr. Nesvet, with the expectation that, if elected as Director, Mr. Nesvet will fill that role. Mr. Nesvet has superior qualifications, as described below:

          - Mr. Nesvet has been serving since 2000 as a Member of the Board of Trustees and Chairman of the Audit Committee of streetTRACKS(R) Series Trust, a series of 12 exchange-traded mutual funds.

          - Mr. Nesvet has also been serving since 1998 as the Chief Executive Officer of Libra Group, Inc. which, among other things, offers consulting services to the mutual fund and financial services industries, develops and implements control systems for compliance, risk assessment and management and adherence to regulatory requirements.

          - Mr. Nesvet served from 1993 to 1998 as the Managing Director, Senior Vice President, Chief Financial Officer and Fund Treasurer for the New England Funds. Among other things, Mr. Nesvet was responsible for overall financial management and reporting, product assessment and development, risk management and investment management leadership. Mr. Nesvet also established tax and accounting policies for the funds.

          - Mr. Nesvet served as Executive Vice President (Investment Adviser and Sponsor) to the Supershare Services Corporation and Chairman and CEO (Distributor and Dealer/Manager) of SSC Distribution Services, Inc. from 1989-1993, where he developed the first open-end mutual fund traded on an intraday basis on two exchanges and was responsible for all operational aspects of the Fund.

          - Mr. Nesvet served as Treasurer of Fidelity Investments from 1977-1989. In addition, Mr. Nesvet served as the organization's compliance and ethics officer, Treasurer of Fidelity Brokerage Services, Inc. and Fidelity Distributors, Inc. and Chairman of the Audit Committee of Fidelity Management Trust Company.

Based on Mr. Nesvet's qualifications and experience, the Board recommends that shareholders vote for his election as Director.

A Contract owner using the enclosed voting instruction form may authorize the proxies to vote for all or any of the nominees or may withhold from the proxies authority to vote for all or any of the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or be able to serve as a Director, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board of Directors may designate. The Fund has no reason to believe that it will be necessary to designate a substitute nominee. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the shareholders, the remaining Directors shall appoint a person to fill the vacancy for the entire unexpired term.

The following tables list the nominees, Directors and officers of the Fund, and provide their present positions and principal occupations during the past five years. The following tables also list the number of portfolios overseen by each Director and other directorships of public companies or other registered investment companies held by them.

NOMINEES

                                              TERM OF                                     NUMBER OF
                                               OFFICE                                   PORTFOLIOS IN         OTHER
                                                AND                                         FUND          DIRECTORSHIPS
                              POSITION(S)      LENGTH                                     OVERSEEN           HELD BY
                               HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)       BY NOMINEE       NOMINEE FOR
 NAME, ADDRESS AND AGE           FUND          SERVED        DURING PAST 5 YEARS        FOR DIRECTOR        DIRECTOR
--------------------------  -------------   ----------   --------------------------   ----------------  ---------------
Frank Nesvet (60)           None            None         Chief Executive Officer,     14*               Independent
One Granite Place                                        Libra Group (Consulting                        Trustee,
Concord, NH 03301                                        and Interim Management                         streetTRACKS(R)
                                                         Solutions); Independent                        Series Trust**
                                                         Trustee and Chairman of
                                                         the Audit Committee,
                                                         streetTRACKS(R) Series
                                                         Trust (Registered
                                                         Investment Company)

Thomas D. Rath (58)         Director        6 years      Managing Partner, Rath,      14*               None
Rath, Young and Pignatelli                               Young and Pignatelli (Law
P.O. Box 1500                                            Firm); President,
Concord, NH 03302-1500                                   Playball NH; formerly,
                                                         Vice Chairman, Primary
                                                         Bank; Chairman, Horizon
                                                         Bank

* If elected as Directors of the Fund, the nominees would oversee all 14 Portfolios of the Fund.

** streetTRACKS Series Trust(R) is not affiliated with the Fund.

INDEPENDENT DIRECTORS*

                                                                                        NUMBER OF
                                             TERM OF                                  PORTFOLIOS IN          OTHER
                                            OFFICE AND                                     FUND          DIRECTORSHIPS
                             POSITION(S)    LENGTH OF                                  OVERSEEN BY          HELD BY
                              HELD WITH       TIME        PRINCIPAL OCCUPATION(S)      INDEPENDENT        INDEPENDENT
 NAME, ADDRESS AND AGE          FUND         SERVED         DURING PAST 5 YEARS          DIRECTOR           DIRECTOR
-------------------------  --------------  -----------  --------------------------   ---------------  ------------------
Michael D. Coughlin (61)    Director        14 years     Owner, Michael D.           14                None
95 Kimball Pond Road                                     Coughlin Associates
Canterbury, NH 03224                                     (General Management
                                                         Consulting); formerly
                                                         President of Concord
                                                         Litho Company, Inc.
                                                         (Printing Company)

Elizabeth S. Hager (58)     Director        14 years     State Representative, New   14                None
5 Pleasant View Ave.                                     Hampshire; Executive
Concord, NH 03301                                        Director, United Way;
                                                         formerly City Councilor
                                                         and Mayor, City of
                                                         Concord, New Hampshire

* Mr. Rath also currently serves as an Independent Director. His information is shown in the table of Nominees on page 6.

INTERESTED DIRECTOR AND OFFICER

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN         OTHER
                                              TERM OF                                       FUND         DIRECTORSHIPS
                             POSITION(S)    OFFICE AND                                  OVERSEEN BY         HELD BY
                              HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)      INTERESTED       INTERESTED
 NAME, ADDRESS AND AGE          FUND        TIME SERVED       DURING PAST 5 YEARS         DIRECTOR         DIRECTOR
------------------------   ---------------  ------------  ---------------------------  --------------  -----------------
Ronald Angarella* (45)      President and   7 years        Senior Vice President,       14              Director,
One Granite Place           Director                       Jefferson Pilot                              Jefferson
Concord, NH 03301                                          Financial; President and                     Pilot
                                                           Director, Jefferson Pilot                    Investment
                                                           Investment Advisory, and                     Advisory,
                                                           Jefferson Pilot Variable                     Jefferson
                                                           Corporation; Chairman                        Pilot Variable
                                                           and Director of Jefferson                    Corporation,
                                                           Pilot Securities Corp.                       Jefferson
                                                                                                        Pilot
                                                                                                        Securities and
                                                                                                        Hampshire
                                                                                                        Funding, Inc.

* Mr. Angarella is an "interested person" of the Fund because he serves as President of the Fund. Mr. Angarella also serves as President and Director for Jefferson Pilot Investment Advisory Corporation and Jefferson Pilot Variable Corporation, the investment advisor and principal underwriter for the Fund respectively.

OFFICERS

                                               TERM OF                                     NUMBER OF
                                              OFFICE AND                                 PORTFOLIOS IN          OTHER
                              POSITION(S)     LENGTH OF                                      FUND           DIRECTORSHIPS
                               HELD WITH        TIME      PRINCIPAL OCCUPATION(S)          OVERSEEN            HELD BY
 NAME, ADDRESS AND AGE           FUND          SERVED       DURING PAST 5 YEARS           BY OFFICER           OFFICER
-------------------------   --------------   -----------  --------------------------   ----------------    -----------------
Charles C. Cornelio (43)    Vice             11 years     Executive Vice President,     14                  None
100 N. Greene Street        President and                 Jefferson Pilot Financial
Greensboro, NC 27401        General                       and Jefferson-Pilot
                            Counsel                       Corporation; Vice
                                                          President, Jefferson Pilot
                                                          Securities Corporation

Craig D. Moreshead (35)     Secretary        4 years      Associate Counsel,            14                  None
One Granite Place                                         Jefferson Pilot Financial;
Concord, NH 03301                                         Secretary, Jefferson Pilot
                                                          Investment Advisory and
                                                          Jefferson Pilot Variable
                                                          Corporation

John A. Weston (44)         Treasurer        11 years     Vice President, Jefferson     14                  None
One Granite Place                                         Pilot Financial, Treasurer,
Concord, NH 03301                                         Jefferson Pilot Securities
                                                          Corporation, Jefferson
                                                          Pilot Investment Advisory,
                                                          Jefferson Pilot Variable
                                                          Corporation and Hampshire
                                                          Funding, Inc.; formerly,
                                                          Mutual Fund Accounting
                                                          Officer, the Corporation,
                                                          Chubb Investment Funds,
                                                          Inc. and Jefferson Pilot
                                                          Investment Advisory
                                                          Corporation and Assistant
                                                          Treasurer, Chubb Securities
                                                          Corporation and Hampshire
                                                          Funding, Inc.

Alicia DuBois (44)          Assistant        2 years      Senior Mutual Fund            14                  None
One Granite Place           Treasurer                     Manager, Jefferson Pilot
Concord, NH 03301                                         Financial; formerly Senior
                                                          Mutual Fund Analyst and
                                                          Mutual Fund Accounting
                                                          Manager

The officers of the Fund serve at the pleasure of the Board or until their respective successors are appointed or elected and qualified. The Fund's officers currently receive no compensation from the Fund.

MEETINGS OF THE BOARD OF DIRECTORS

During 2002, the Board of Directors held five meetings. None of the incumbent Directors who were Directors in 2002 attended fewer than 75 percent of the aggregate number of meetings of the Board or of Board committees of which that Director was a member.

COMMITTEES OF THE BOARD OF DIRECTORS

The standing committees of the Board are the Audit Committee and the Valuation Committee. The Audit Committee is responsible for selection, subject to ratification by the Board, of the Fund's independent auditor, and the approval of the audit fee. The Audit Committee also reviews the results of the audit and oversees the Corporation's internal control system. The
Audit Committee meets twice per year. Mr. Coughlin, Ms. Hager, and Mr. Rath are members of the Audit Committee, and Mr. Nesvet shall be a member if elected as a director. The Audit Committee had 2 meetings in the most recent complete fiscal year.

The Valuation Committee determines the good faith valuation of securities and assets for which market quotations are not readily available. Mr. Angarella, Ms. Hager and Mr. Weston are members of the Valuation Committee. The Valuation Committee consults on an as-needed basis and on a quarterly basis presents the valuation decisions from the prior quarter to the full Board for ratification.

CERTAIN POSITIONS OF INDEPENDENT DIRECTORS AND THEIR IMMEDIATE FAMILY MEMBERS

As disclosed in the above table, none of the nominees or the Independent Directors, nor any member of their respective immediate families, held any position (other than as an Independent Director with the Fund) including as officer, employee, director or general partner during the past five years with:
(i) the Fund; (ii) any investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, sub-adviser or principal underwriter of the Fund; (iii) an investment adviser, principal underwriter or affiliated person of the Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser or principal underwriter of the Fund.

OWNERSHIP BY DIRECTORS AND NOMINEES OF SHARES IN THE PORTFOLIOS OF THE FUND

As of October 30, 2003, the Directors and Nominees beneficially owned the following interests in shares of the Portfolios:

                                                                    AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY SECURITIES IN ALL
                                DOLLAR RANGE OF EQUITY             PORTFOLIOS OVERSEEN OR TO BE
       NAME                   SECURITIES IN EACH PORTFOLIO            OVERSEEN IN THE FUND
-----------------------   -----------------------------------   ---------------------------------
Ronald Angarella            None                                 None

Michael D. Coughlin         None                                 None

Elizabeth S. Hager          None                                 None

Frank Nesvet                None                                 None

Thomas D. Rath              None                                 None

Shares in the Portfolios of the Fund are sold only to separate accounts of JP Financial and its affiliates and to qualified employee benefit plans sponsored by JP Corporation.

OWNERSHIP BY INDEPENDENT DIRECTORS OF SHARES IN CERTAIN AFFILIATES OF THE FUND

As of October 30, 2003, none of the Independent Directors, nor any member of an Independent Director's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Portfolio, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Portfolio.

OFFICER AND DIRECTOR COMPENSATION

The officers of the Fund and the one Director who is an "interested person" (Mr. Angarella) receive no compensation from the Fund. The fees of Independent Directors are paid by the Fund. Each nominee, if elected, will be an Independent Director.

The Independent Directors received the following compensation for services as Directors during the fiscal year ended December 31, 2002:

                                              PENSION OR RETIREMENT           AGGREGATE
                                               BENEFITS ACCRUED AS        COMPENSATION FROM
      NAME                   POSITION         PART OF FUND EXPENSES             FUND
----------------------   ---------------   --------------------------    --------------------
Michael D. Coughlin         Director        0                             $ [7,600]

Elizabeth S. Hager          Director        0                             $ [7,600]

Thomas D. Rath              Director        0                             $ [7,600]

The Fund has not adopted any plan providing pension or retirement benefits for the Directors.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Ernst & Young, LLP as the Fund's independent public accountants for the fiscal year ending December 31, 2003. Representatives of Ernst & Young are not expected to be present at the Special Meeting. The Audit Committee of the Board has considered whether the provision of the services below is compatible with maintaining the independence of Ernst & Young.

AUDIT FEES

Ernst & Young billed the Fund aggregate fees for professional services rendered for the fiscal years ending December 31, 2002, and December 31, 2001, as follows:

                                                              2002
--------------------------------------------------------------------------------------------------------------------------------
                FUND                    AUDIT FEES      AUDIT-RELATED FEES        TAX FEES       ALL OTHER FEES    TOTAL FEES
-------------------------------------- -------------- ----------------------- ----------------- ----------------- --------------
Jefferson Pilot Variable Fund, Inc.    $ 120,000      None                    $ 28,600          None              $ 148,600

                                                              2001
--------------------------------------------------------------------------------------------------------------------------------
                FUND                    AUDIT FEES      AUDIT-RELATED FEES        TAX FEES       ALL OTHER FEES    TOTAL FEES
-------------------------------------- -------------- ----------------------- ----------------- ----------------- --------------
Jefferson Pilot Variable Fund, Inc.    $ 120,000      None                    $ 37,937          None              $ 157,937

The Audit Committee currently has no pre-approval policies/procedures, and an Audit Committee Charter is currently under review by the Board of Directors.

REQUIRED VOTE

Pursuant to the By-laws of the Fund, an affirmative vote of a plurality of the shares cast by the shareholders of the Fund, present in person or represented by proxy at the Meeting, is required to elect the nominees to the Board of Directors, provided a quorum is present. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominees listed above unless the proxy is marked otherwise. In the event that the requisite vote is not reached, the current Board will remain as the Board of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1.

PROPOSAL 2: TO APPROVE OR DISAPPROVE A CHANGE IN SUB-ADVISER AND A PROPOSED NEW SUB-ADVISORY AGREEMENT WITH MELLON CAPITAL MANAGEMENT CORPORATION TO ACT AS SUB-ADVISER TO THE S&P 500 INDEX PORTFOLIO

INTRODUCTION

The purpose of offering Proposal 2 is to seek shareholder approval for the replacement of Barclays Global Fund Advisors ("Barclays") by Mellon Capital Management Corporation ("Mellon") as Sub-Adviser to the S&P 500 Index Portfolio. Barclays resigned from this position effective December [12], 2003, for business reasons. Your Board of Directors believes that it would be appropriate to retain Mellon to act as Sub-adviser to the S&P 500 Index Portfolio in order to provide continuity of management and for the other reasons set forth below.

In order to effect this replacement, it is necessary for the Fund to enter into a new Subadvisory Agreement for the S&P 500 Index Portfolio and to obtain Board of Director and shareholder approval of this agreement. As explained in more detail below, the Board of Directors approved the new agreement at its meeting held on October 30, 2003. At that meeting, the Board also approved temporary agreements to permit Barclays to manage the S&P 500 Index Portfolio on a temporary, interim basis until a shareholder vote could be held.

Jefferson Pilot Investment Advisory Corporation ("JPIAC") serves as investment adviser to the Fund and the Portfolio pursuant to an Investment Management Agreement, dated August 28, 1997. The Investment Management Agreement was first approved with respect to the S&P 500 Index Portfolio on April 28, 2000, in connection with the creation of the S&P 500 Index Portfolio. The continuance of the Investment Management Agreement was most recently approved by the Fund's

Board of Directors on August 1, 2003. A copy of the Investment Management Agreement for the Fund is attached as Exhibit A.

JPIAC's address is One Granite Place, Concord NH 03301. JPIAC is a registered investment adviser and a wholly-owned subsidiary of the Jefferson-Pilot Corporation. JPIAC also serves as the Fund's administrator. Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH 03301, serves as the principal underwriter for the Fund pursuant to a Distribution Agreement with the Fund. Under the Agreement, the Fund has appointed JPVC to offer shares of the Fund at net asset value in a continuous offering.

Under the Investment Management Agreement, JPIAC may delegate certain of its duties to a sub-adviser. The Investment Management Agreement further provides that JPIAC is solely responsible for payment of any fees or other charges arising from such delegation. As noted above, Barclays serves as sub-adviser to the S&P 500 Index Portfolio pursuant to an Investment Subadvisory Agreement, dated April 28, 2000.

At a meeting held on October 30, 2003, the Board of Directors, including the Independent Directors, unanimously approved the replacement of Barclays, with Mellon, as the sub-adviser to the S&P 500 Index Portfolio. The Board recommends Mellon because, as explained in more detail below, JPIAC believes that Mellon can provide high quality service at comparable expense.

INFORMATION REGARDING MELLON

Mellon is located at 595 Market Street, San Francisco, California 94105, and manages global, quantitatively based investment strategies for institutional and private investors. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company that is located at One Mellon Center, Pittsburgh, Pennsylvania 15258-0001.

The addresses and principal occupations of the principal executive officers and Directors of Mellon are set out in the table below. Unless otherwise indicated, the business address of each principal executive officer or Director is 595 Market Street, San Francisco, California 94105. [To the Fund's knowledge, none of these principal executive officers or Directors owns 10% or more of Mellon.]


     NAME AND POSITION WITH MELLON                              PRINCIPAL OCCUPATION
     ---------------------------------------------------------- ----------------------------------------------
     Thomas F. Loeb, Chairman of Board of Directors             Chairman and Chief Executive Officer of Mellon
     and Chief Executive Officer

     William L. Fouse, Chairman Emeritus and Director           Chairman Emeritus of Mellon

     Charles J. Jacklin, President and Director                 President of Mellon

     Stephen E. Canter, Director                                Chairman & CEO of The Dreyfus Corp., Vice
                                                                Chairman of Mellon Financial Corp.

     John J. Nagorniak, Director                                Director on multiple boards, former CEO of
                                                                Franklin Portfolio Advisers

     Ronald P. O'Hanley, Director                               Vice Chairman of Mellon Financial Corp.,
                                                                President of Mellon Institutional Asset
                                                                Management

     Thomas B. Hazuka, Executive Vice President and Chief       Executive Vice President and Chief
       Investment Officer                                       Investment Officer of Mellon

     Brenda J. Oakley, Executive Vice President and Chief       Executive Vice President and Chief
       Administrative Officer                                   Administrative Officer of Mellon

     Mary C. "Polly" Shouse, Executive Vice President           Executive Vice President of Mellon

     James R. Tufts, Executive Vice President and Chief        Executive Vice President and Chief Operating
     Operating Officer                                         Officer of Mellon

     Barbara W. Daugherty, Managing Director                   Managing Director, Client Service
                                                               & Marketing Communications

     Susan M. Ellison, Managing Director                       Managing Director, Equity Portfolio Management

     Richard J. Forster, Managing Director                     Managing Director, Marketing, San Francisco

     Gabriela Franco Parcella, Managing Director               Managing Director & General Counsel

     Ralph P. Goldsticker, Managing Director                   Managing Director, Investment Research

     Earl G. Kleckner, Managing Director                       Managing Director, Marketing, Pittsburgh

     David C. Kwan, Managing Director                          Managing Director, Fixed Income Management
                                                               & Trading

     Linda Lillard, Managing Director                          Managing Director, Information Technology

     Vikas Oswal, Managing Director and Chief Investment       Managing Director, Chief Investment Strategist,
     Strategist                                                Asset Allocation

     Helen Potter, Managing Director                           Managing Director, Asset Allocation

     Scott P. Ruddick, Managing Director                       Managing Director, Marketing, Boston

     Ramu Thiagarajan, Managing Director                       Managing Director, Enhanced Equity Strategies

Mellon also serves as investment adviser or sub-adviser to the following investment companies, at the fee rates set forth in the below table, as of September 30, 2003. Generally, for Equity and Fixed Income Indexing Strategies, which replicates the investment performance of a variety of independently maintained large capitalization domestic equity and domestic fixed income indices, Mellon charges a basic fee of 0.60% on the first $2 million; 0.10% on the next $48 million; balance negotiable. The minimum account fees are $35,000 for investments in a collective fund and $200,000 for a separately managed portfolio.

NAME OF FUND           ADVISORY FEE RATE          APPROXIMATE ASSETS
---------------------- -------------------------- -----------------------------
     *                       *                     130,000,000

* This information is confidential per Mellon

INFORMATION REGARDING INVESTMENT SUBADVISORY AGREEMENT WITH BARCLAYS

Currently Barclays serves as the sub-adviser to the S&P 500 Index Portfolio, pursuant to an Investment Subadvisory Agreement, dated April 28, 2000. A copy of the Investment Subadvisory Agreement is attached as Exhibit B. The Investment Subadvisory Agreement was most recently renewed by the Board of Directors on April 25, 2003. The Investment Sub-Advisory Agreement was most recently approved by the shareholders of the S&P 500 Index Portfolio on April 25, 2000.

Under the Investment Subadvisory Agreement, Barclays provides investment portfolio management services to the S&P 500 Index Portfolio. Barclays is responsible for managing the investment and reinvestment of the assets of the S&P 500 Index Portfolio, subject to the oversight and supervision of JPIAC and the Board of Directors of the Fund.

Barclays is responsible for supervising and directing the investments of the S&P 500 Index Portfolio in accordance with the Portfolio's investment objectives, policies and restrictions.

Barclays is also responsible for effecting all securities transactions on behalf of the S&P 500 Index Portfolio.

The Investment Subadvisory Agreement also provides that Barclays, its directors, officers, employees, and agents, in providing their services to the Portfolio, will only be liable to JPIAC, the Fund, or any past or present shareholder of the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties under the Agreement.

The Investment Subadvisory Agreement also provides that Barclays is responsible for compliance with the provisions of Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Tax Code"), as applicable to the S&P 500 Index Portfolio (relating to the diversification requirements applicable to investments in Variable Contracts).

For providing investment advisory and management services to the Fund, JPIAC receives monthly compensation from the Fund, from which it pays Barclays. The Investment Subadvisory Agreement provides that JPIAC is to pay Barclays a monthly compensation, as an annual percentage of the average daily net asset value of the S&P 500 Index Portfolio as set forth in the table below.

                 NET ASSETS                         ANNUAL PERCENTAGE
--------------------------------------- ----------------------------------------
First $100 million                       .05%

Next $100 million                        .05%

Next $300 million                        .05%

Next $500 million                       .025%

Over $1 billion                          .01%

In addition, pursuant to the Investment Subadvisory Agreement, JPIAC is committed to pay Barclays a minimum annual fee of $75,000 for year one of the agreement and $100,000 every year thereafter.

The aggregate amount of compensation paid by JPIAC to Barclays for its services to the S&P 500 Index Portfolio for the fiscal year ended December 31, 2002 was $88,059.38.

Unless modified or terminated, the Investment Subadvisory Agreement will continue with respect to the S&P 500 Index Portfolio from year to year as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Independent Directors, or by the affirmative vote of a majority of the outstanding voting shares of the S&P 500 Index Portfolio. The Investment Subadvisory Agreement also provides that it may be terminated at any time by the Board, by a vote of a majority of the outstanding shares of the S&P 500 Index Portfolio, or by JPIAC without penalty upon 60 days' written notice to Barclays, or by Barclays on 60 days' written notice to the Fund or JPIAC. The Investment Subadvisory Agreement automatically terminates in the event of its assignment or in the event of termination of the Investment Advisory Agreement between the Fund and JPIAC with respect to the S&P 500 Index Portfolio.

As noted above, Barclays has given notice to terminate the Investment Subadvisory Agreement effective December [12], 2003.

MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

Under the terms of the New Sub-Advisory Agreement between JPIAC and Mellon (the "New Subadvisory Agreement"), Mellon is responsible for making investment decisions and placing orders for the purchase and sale of the S&P 500 Index Portfolio's investments directly with the issuers or with brokers or dealers selected by it at its discretion. Mellon also furnishes to the Board, which has overall responsibility for the business and affairs of the Portfolio, periodic reports on the investment performance of the Portfolio.

Mellon is obligated to manage the Portfolio in accordance with applicable laws and regulations. The investment advisory services of Mellon to the Portfolio are not exclusive under the terms of the New Sub-Advisory Agreement. Mellon is free to, and does, render investment advisory services to others.

Consistent with the requirements of the 1940 Act, the New Sub-Advisory Agreement provides that Mellon generally is not liable to JPIAC, the Fund or any past or present shareholder of the Fund for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Mellon's duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated without penalty by the Board of Directors of the Fund, by a vote of the holders of a majority of the Portfolio's outstanding shares, or by JPIAC on sixty days' written notice to Mellon, or by Mellon on sixty days' written notice to the Fund or JPIAC. The New Sub-Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act) or in the event of termination of the Investment Management Agreement between the Fund and JPIAC with respect to the S&P 500 Index Portfolio.

There are no material differences between the Investment Subadvisory Agreement and the New Sub-Advisory Agreement. In addition, the investment advisory and subadvisory fees will remain the same after the change in sub-adviser.

A discussion concerning the Board's determination is contained under "Board of Directors' Evaluation" below.

A form of the New Sub-Advisory Agreement for the S&P 500 Index Portfolio is attached to this proxy statement as Exhibit C.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

In selecting broker-dealers to execute transactions for the S&P 500 Index Portfolio, Mellon is obligated to use its best efforts to obtain for the Portfolio the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, anonymity including the confidentiality of trades, the availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers, including broker-dealers who specialize in any Canadian or foreign securities held by the Portfolio. Such considerations are judgmental and are weighed by Mellon in seeking the most favorable overall economic result for the Portfolio.

Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board of Directors of the Fund, JPIAC and Mellon are authorized to allocate portfolio transactions to broker-dealers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the 1934 Act, for the Portfolio.

In addition, JPIAC and Mellon may cause the Portfolio to pay a broker-dealer a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the same transaction, if JPIAC or Mellon determines in good faith that such amount of commission is reasonable relative to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of JPIAC or Mellon with respect to the Portfolio. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and, portfolio strategy.

Research services for any other advisory accounts may be used by Mellon or JPIAC in managing the investments of the Portfolio. JPIAC or Mellon may also receive from such broker-dealers quotations for Portfolio valuation purposes, provided that this results in no additional cost to the Fund.

For the fiscal year ended December 31, 2002, the Fund paid no brokerage commissions to affiliated broker-dealers.

BOARD OF DIRECTORS' EVALUATION

The Board, including the Independent Directors, has determined that the New Sub-Advisory Agreement will enable the S&P 500 Index Portfolio to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the S&P 500 Index Portfolio and its shareholders.

The Board, at its October 30, 2003 meeting, reviewed the new Sub-Advisory Agreement and fee schedule for JPIAC and Mellon with respect to the S&P 500 Index Portfolio. These agreements reflect no change in the sub-advisory fees charged by Barclays. The Directors also reviewed information concerning Mellon, its business operations, its investment advisory experience, the qualifications of its personnel, and certain compliance and ethics policies, as described in Mellon's filings with the SEC and other documentation provided by Mellon.

In evaluating the New Sub-Advisory Agreement, the Board took into account, among other things, the following factors: (i) the qualifications of JPIAC and of Mellon to provide investment advisory and sub-advisory services, including the credentials and investment experience of their respective officers; (ii) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of JPIAC and of Mellon; and (iii) the fairness of the compensation payable to JPIAC and to Mellon.

Based upon its review, the Board determined that the New Subadvisory Agreement is in the best interests of the S&P 500 Index Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the Independent Directors, unanimously approved the New Subadvisory Agreement and voted to recommend that the Portfolio's shareholders approve this Proposal.

REQUIRED VOTE

Approval of the New Subadvisory Agreement with Mellon by the S&P 500 Index Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Portfolio, as the term "majority" is defined under the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Portfolio shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

If the New Subadvisory Agreement is approved by shareholders of the S&P 500 Index Portfolio, it will be implemented for that Portfolio on or about December 12, 2003. Unless modified or terminated, the New Subadvisory Agreement will continue with respect to the S&P 500 Index Portfolio from year to year as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Independent Directors, or by the affirmative vote of a majority of the outstanding voting shares of the S&P 500 Index Portfolio.

If the New Subadvisory Agreement is not approved by shareholders of the S&P 500 Index Portfolio, Mellon will not become the sub-adviser to that Portfolio. In that case, [JPIAC will provide portfolio management services to the S&P 500 Index Portfolio] and the Board will consider whether it should take any other action appropriate to obtain a sub-adviser for that Portfolio. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of the S&P 500 Index Portfolio to approve the New Subadvisory Agreement.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2.

PROPOSAL 3: TO APPROVE OR DISAPPROVE AN ARRANGEMENT THAT WOULD PERMIT JEFFERSON PILOT INVESTMENT ADVISORY CORPORATION, THE FUND'S INVESTMENT ADVISER, WITH BOARD APPROVAL, TO ENTER INTO OR MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL FOR THE S&P 500 INDEX PORTFOLIO.

INTRODUCTION

The Board of Directors recommends the approval of an arrangement that would permit JPIAC, the Fund's investment adviser, subject to Board approval, to enter into and/or materially amend sub-advisory agreements with unaffiliated sub-advisers with respect to the S&P 500 Index Portfolio without obtaining the approval of the shareholders of that Portfolio.

The Fund currently issues shares in the S&P 500 Index Portfolio as described on the first page of this proxy statement. If the Portfolio's shareholders approve the Proposal, JPIAC, on behalf of the Portfolio, would possess greater flexibility in retaining the services of one or more sub-advisers, replacing sub-advisers or materially amending the terms of a sub-advisory agreement for the S&P 500 Index Portfolio. As described in Proposal 2, Barclays currently is sub-adviser to the S&P 500 Index Portfolio to provide investment sub-advisory services pursuant to the Investment Subadvisory Agreement dated April 28, 2000.

As discussed under Proposal 2, your Board is recommending that shareholders vote to replace Barclays with Mellon. Approval of this Proposal 3 does not remove the need for shareholder approval of the New Subadvisory Agreement with Mellon. However, it would enable JPIAC in the future to replace Mellon with an unaffiliated sub-adviser, if JPIAC and the Board should determine that such a change would be in the best interests of the S&P 500 Index Portfolio and its shareholders.

THE SEC ORDER

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement applies to subadvisory agreements with sub-advisers to the Portfolios. To obtain shareholder approval, investment companies are required to prepare and distribute proxy materials and hold a special meeting of shareholders, causing the investment companies to incur costs and delays in implementing contracts with sub-advisers.

By order dated July 1, 1998 (the "SEC Order"), the SEC granted JPIAC and the Fund a conditional exemption from the shareholder approval requirements. The SEC Order permits JPIAC, subject to Board approval, to enter into and/or materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining the approval of Portfolio shareholders.

The SEC Order also permits certain modifications to the Fund's disclosure of advisory and subadvisory fees in its regulatory filings. The SEC Order permits the Portfolios to disclose "Aggregate Fee Disclosure", which is defined as disclosure (both as a dollar amount and as a percentage of the relevant Portfolio's net assets) of: (1) the total management fee charged by JPIAC and any affiliated sub-adviser with respect to each Portfolio; (2) the aggregate sub-advisory fees paid by JPIAC to all sub-advisers managing assets of each Portfolio; and (3) the sub-advisory fees paid to any affiliated sub-adviser by each Portfolio.

Thus, where a Portfolio has only one sub-adviser (as is currently true of the S&P 500 Index Portfolio), the requested relief will not affect the information provided to shareholders concerning the sub-adviser's compensation. In the future, however, if the Portfolio were to have two or more sub-advisers, however, instead of information concerning the separate compensation paid to each sub-adviser (other than affiliated sub-advisers), shareholders would receive information concerning the total compensation paid to all sub-advisers to that Portfolio, and the amount and rate of advisory fees paid to JPIAC. The purpose of this provision is two fold. First, it provides JPIAC with more flexibility in negotiating sub-advisory fees, as lower sub-advisory fees may inure to the benefit of shareholders. Second, this information is intended to provide shareholders with sufficient information to evaluate whether the cost of the management services provided to the Portfolio (including the cost of sub-advisory services) is competitive.

Under the SEC Order, any sub-advisory agreement for a portfolio would continue to require the approval of a majority of the Board, including a majority of the Independent Directors. Thus, the Board could, if it determined it to be in the best interests of the Fund and its investors, authorize JPIAC to hire or replace a sub-adviser, or change the terms of sub-advisory agreements. Provided that the new sub-adviser is not affiliated with JPIAC, shareholder approval would not be needed. Shareholders instead would receive notice of the change, including the same information they would receive in a proxy statement if their approval were required.

The SEC Order does not apply to any sub-adviser that is an "affiliated person", as defined in Section 2(a)(3) of the 1940 Act, of the Fund or JPIAC ("Affiliated Sub-Adviser") (other than by reason of serving as a sub-adviser to one or more of the Portfolios). Therefore, although shareholders are being solicited for their approval of this Proposal, the relief set out in the SEC Order will not apply to any sub-advisory agreement with an Affiliated Sub-Adviser.

The conditions to which the SEC Order is subject are set forth in Exhibit D. One of these conditions is that the shareholders of existing Portfolios, or the initial shareholder of newly created Portfolios, must vote to approve application of the exemption to their Portfolio before the exemption can be effected with respect to their Portfolio. Accordingly, because shareholders of the S&P 500 Index Portfolio have not previously approved application of the exemption to their Portfolio, the Board is submitting this proposal to shareholders to seek their approval.

BOARD CONSIDERATION OF THE PROPOSAL

On October 30, 2003, the Board met to consider placing this Proposal on the agenda for the Special Meeting of shareholders. After consideration of information about the proposal that was provided by JPIAC, the Board determined that the Proposal is reasonable, fair, and in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Proposal and recommend that shareholders vote to approve this Proposal. A vote for the Proposal will authorize

JPIAC on behalf of the S&P 500 Index Portfolio to enter into sub-advisory agreements or amend such agreements with unaffiliated sub-advisers without shareholder approval.

At its October 30, 2003 meeting, the Board considered various information provided by JPIAC. Among the things considered by the Board in reaching this conclusion was that (i) by investing in the S&P 500 Index Portfolio via purchase of a Variable Contract, a shareholder is implicitly relying on JPIAC to oversee the sub-advisers and recommend their hiring, termination and replacement; (ii) the Proposal would enable the S&P 500 Index Portfolio to avoid significant, and potentially harmful delay in replacing underperforming sub-advisers or sub-advisers who unexpectedly terminate their services; and (iii) the Proposal would maintain important safeguards and protections for shareholders. The information considered by the Board is discussed in greater detail below.

Currently, with respect to the S&P 500 Index Portfolio, in order to approve a sub-advisory agreement, to substitute one sub-adviser for another, or to amend a sub-advisory agreement, the S&P 500 Index Portfolio must obtain the approval of its shareholders. The ongoing consolidation in the investment management industry has led to a number of changes in control of investment advisers, such as the sub-advisers. Under Section 15(a) of the 1940 Act, these consolidation transactions trigger the automatic termination of investment advisory agreements, regardless of whether there is any change in the personnel who actually provide advisory services to the investment company. In the context of the S&P 500 Index Portfolio's manner of operation, requiring JPIAC and that Portfolio to obtain shareholder approval for every change in control of a sub-adviser is unduly burdensome, particularly because shareholders are relying on JPIAC to evaluate the impact of proposed change on their behalf.

In addition, under the current arrangement, once JPIAC and the Board determine that using the services of one or more sub-advisers (or replacing or eliminating a sub-adviser, or amending a sub-advisory agreement once a sub-adviser is retained) is in the best interest of shareholders, a delay of several months may occur until the Portfolio can obtain the necessary approval of shareholders. Where the need to replace a sub-adviser is due to, for example, loss of key personnel, the affected Portfolio could receive less than satisfactory advisory services pending shareholder approval of a replacement. Approval of the Proposal would permit the Board and JPIAC to seek to reduce or eliminate this delay.

A second factor considered by the Board was that shareholders are, in effect, relying on JPIAC to select and monitor sub-advisers, and to respond promptly to any significant changes in the advisory services provided to the S&P 500 Index Portfolio. By investing in that Portfolio, a shareholder is indirectly hiring JPIAC to manage the assets of the Portfolio by using external portfolio managers in combination with JPIAC's own expertise in selecting and monitoring sub-advisers, rather than by using JPIAC's own personnel. Shareholders expect that JPIAC, under the overall supervision of the Board, will take responsibility for overseeing sub-advisers and recommending their hiring, termination or replacement. In fact, the Fund's prospectus, on which prospective Contract owners rely in making their sub-account investment decisions, specifies that JPIAC is principally responsible for selecting, evaluating and terminating sub-advisers, and that JPIAC is compensated for this service. Requiring shareholder approval of every change of sub-adviser or change in a sub-advisory agreement frustrates the expectations of shareholders that JPIAC is to perform these duties.

The third factor considered by the Board was that the Proposal preserves certain protections and safeguards for the S&P 500 Index Portfolio and its shareholders. For example, although the Proposal would authorize JPIAC on behalf of the Fund to enter into or materially amend sub-advisory agreements, any change in the Investment Management Agreement between the Fund and JPIAC, the replacement of JPIAC itself, or any sub-advisory agreement with an affiliate of JPIAC would continue to require approval of shareholders.

In addition, the selection of each unaffiliated sub-adviser will continue to be subject to the scrutiny of the Board, which includes a majority of Independent Directors, and is required to include a majority of Independent Directors as a condition of the SEC Order. The Board of the Fund, including the Independent Directors, will consider and vote upon each proposed sub-advisory agreement or material amendment of a sub-advisory agreement, thereby providing independent scrutiny by persons bound by their fiduciary duty to look after the interests of shareholders.

Also, shareholders would receive the same information about sub-advisers as they currently do. In the event JPIAC, with the approval of the Board, determines to hire an unaffiliated sub-adviser or replace a sub-adviser, shareholders would receive, within 60 days of the change, the same information about the sub-adviser and sub-advisory agreement that they would receive in a proxy statement if their approval were required.

REQUIRED VOTE

The proposal will be adopted with respect to the S&P 500 Index Portfolio if it is approved by the vote of a majority of outstanding shares of that Portfolio, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Portfolio shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

If Proposal No. 3 is approved by shareholders of the S&P 500 Index Portfolio, it will be implemented for that Portfolio on or about December 12, 2003.

If Proposal No. 3 is not approved by shareholders of the S&P 500 Index Portfolio, it will not be implemented for that Portfolio. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of that Portfolio for approval of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3.

PROPOSALS 4 - 12: TO APPROVE OR DISAPPROVE THE RECLASSIFICATION OF CERTAIN INVESTMENT RESTRICTIONS FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL"

INVESTMENT RESTRICTIONS FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL"

JPIAC, the Fund's investment adviser, performed a comprehensive review of the Fund's fundamental policies. Based on the recommendations of JPIAC, the Board of Directors has approved policy revisions that are designed to reclassify as non-fundamental those fundamental policies that are no longer required to be fundamental or that are no longer necessary. In accordance with these findings, the Board is asking:

          - the shareholders of the Small Company Portfolio and World Growth Stock Portfolio to approve the reclassification of certain fundamental investment restrictions from "fundamental" to "non-fundamental" in Proposals 4 through 11; and

          - the shareholders of the World Growth Stock Portfolio to approve the reclassification of the investment restriction relating to investing in securities of new companies from "fundamental" to "non-fundamental" in Proposal 12.

Each of these Portfolios has adopted fundamental investment restrictions regarding the management of the Portfolio's investments. Under the 1940 Act, investment restrictions deemed fundamental may not be changed without shareholder approval while non-fundamental investment restrictions may be changed (or eliminated) by the Directors without shareholder approval.

With respect to Proposals 4 through 12, you are being asked to approve the reclassification of certain of your Portfolio's fundamental investment restrictions to non-fundamental as described below in those Proposals in order to authorize your Board to provide the investment adviser and sub-advisers with additional flexibility to pursue the Portfolios' investment objectives without the significant delay and expense to the Portfolios of seeking shareholder approval.

With respect to Proposal 11, reclassification of the fundamental investment restriction relating to warrants also reflects the repeal of the state securities laws restricting investing in warrants. Since the Small Company Portfolio and World Growth Stock Portfolio were created, these laws have been repealed. Consequently, the fundamental investment policies previously imposed on these Portfolios by those state securities laws are no longer required.

Once an investment restriction is converted to non-fundamental, a restriction may be changed without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental investment restriction, the change would be disclosed in the Fund's prospectus or statement of additional information, as required.

The reclassification of the subject fundamental investment restrictions is not anticipated to affect the manner in which the Small Company Portfolio and/or World Growth Stock Portfolio are managed. The Portfolios will continue to be afforded protections under the 1940 Act despite the reclassification of the subject fundamental investment restrictions.

There is no current intention to make any material substantive changes to these restrictions.

REQUIRED VOTE

Each proposal will be adopted with respect to the Small Company Portfolio and/or World Growth Stock Portfolio if it is approved by the vote of a majority of outstanding shares of that Portfolio, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Portfolio shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

If Proposals 4 through 12, or any individual Proposal between 4 through 12, is approved by shareholders of the Small Company Portfolio and/or World Growth Stock Portfolio, it will be implemented for the applicable Portfolio(s) immediately.

If Proposals 4 through 12, or any individual Proposal between 4 through 12, is not approved by shareholders of the Small Company Portfolio and/or World Growth Stock Portfolio, the Proposal(s) will not be implemented for the Portfolio(s). In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of the applicable Portfolio(s) for approval of the Proposal(s).

PROPOSAL 4: INVESTING IN ILLIQUID SECURITIES

The Board recommends that the following fundamental restriction of the Small Company Portfolio and World Growth Stock Portfolio be reclassified as non-fundamental:

     The Portfolios will not:

     Invest more than 10% of the value of the total assets of the Portfolio in securities, or 5% of the value of the total assets of the Portfolio in equity securities, which are not readily marketable, such as repurchase agreements having a maturity of more than seven days, restricted securities, and securities that are secured by interests in real estate.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 4.

PROPOSAL 5: INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Board recommends that the following fundamental restriction of the Small Company Portfolio and World Growth Stock Portfolio be reclassified as non-fundamental:

     The Portfolios will not:

     Invest in securities of other investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, subject to limitations in the [1940 Act] and rules thereunder.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 5.

PROPOSAL 6: INVESTING IN OPTIONS

The Board recommends that the following fundamental restriction of the Small Company Portfolio and World Growth Stock Portfolio be reclassified as non-fundamental:

     The Portfolios will not:

     Except for the Small Company Portfolio, invest in or write puts, calls, straddles, or spreads (except that the Small Company Portfolio may not write puts). However, this restriction shall not prohibit the Portfolios from writing or selling covered call options or purchasing call options in order to close transactions.

In addition, as a matter of operating policy, each Portfolio may not write covered call options if, as a result, a Portfolio's securities covering all call options written or subject to put or call options would exceed 25% of the value of the Portfolio's total assets. This operating policy (which is not subject to shareholder approval) will not be affected by this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 6.

PROPOSAL 7: CONDUCTING JOINT TRADING

The Board recommends that the following fundamental restriction of the Small Company Portfolio and World Growth Stock Portfolio be reclassified as non-fundamental:

     The Portfolios will not:

     Participate on a joint or joint and several basis in any trading account in securities. Transactions for the Portfolios and any other accounts under common management may be combined or allocated between the Portfolios and such other accounts.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 7.

PROPOSAL 8: INVESTING FOR CONTROL PURPOSES

The Board recommends that the following fundamental restriction of the Small Company Portfolio and World Growth Stock Portfolio be reclassified as non-fundamental:

     The Portfolios will not:

     Invest in companies for the purpose of exercising control of management.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 8.

PROPOSAL 9: INVESTING IN OIL AND GAS PROGRAMS

The Board recommends that the following fundamental restriction of the Small Company Portfolio and World Growth Stock Portfolio be reclassified as non-fundamental:

     The Portfolios will not:

     Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 9.

PROPOSAL 10: INVESTING IN FOREIGN SECURITIES

The Board recommends that the following fundamental restriction of the Small Company Portfolio and World Growth Stock Portfolio be reclassified as non-fundamental:

     The Portfolios will not:

     Invest more than 15% of the value of the assets of the Portfolios in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, or quoted on an inter-dealer quotation system.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 10.

PROPOSAL 11: INVESTING IN WARRANTS

As mentioned above, since these Portfolios were created, the state securities laws restricting investing in warrants have been repealed. Consequently, the fundamental investment policies previously imposed on the Portfolios by various states are no longer required.

In accordance with these regulatory developments and benefits of reclassification, the Board recommends that the following fundamental restriction of the Small Company Portfolio and World Growth Stock Portfolio be reclassified as non-fundamental:

     The Portfolios will not:

     Invest more than 5% of the total value of the assets of the Portfolio in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of the Portfolio in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

The reclassification of this investment restriction is not expected to affect the manner in which the Small Company Portfolio and the World Growth Stock Portfolio are managed. There is no current intention to make any material substantive change to this restriction.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 11.

PROPOSAL 12: INVESTING IN SECURITIES OF NEW COMPANIES

The Board recommends that the following fundamental restriction of the World Growth Stock Portfolio be reclassified as non-fundamental:

     The Portfolio will not:

     Invest more than 5% of the value of the total assets of the Portfolio in securities of companies having a record of less than three years' continuous operations, including predecessors and unconditional guarantors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 12.

PROPOSAL 13: TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE INVESTMENT RESTRICTION RELATING TO LENDING, INCLUDING SECURITIES LENDING, FOR ALL PORTFOLIOS EXCEPT THE MONEY MARKET PORTFOLIO

FUNDAMENTAL INVESTMENT RESTRICTION

Investment restrictions relating to lending, including securities lending, are deemed fundamental and may not be changed without shareholder approval. Accordingly, the Board is seeking shareholder approval to change the current investment restriction adopted by the Portfolios of the Fund, except the Money Market Portfolio, relating to lending, including securities lending, to provide more flexibility to the Portfolios, except the Money Market Portfolio, to engage in the future in securities lending.

SECURITIES LENDING

Currently, only the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the International Equity Portfolio and the High Yield Bond Portfolio may lend their portfolio securities in limited situations. The current investment restriction also permits all Portfolios of the Fund to purchase certain debt securities and engage in repurchase agreement transactions.

Applicable law currently permits securities lending of up to 33 1/3% of the value of a portfolio's total assets. In these transactions, a Portfolio transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Portfolio on short notice, for example, to enable the Portfolio to vote the securities. Securities lending allows a Portfolio to generate income on portfolio securities to enhance the Portfolio's returns.

There are certain risks specific to securities lending. Where a Portfolio engages in securities lending, it assumes a risk that a borrower will fail to maintain the required amount of collateral. The Portfolio or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. In the case where a custodian is involved in a transaction, there is the risk that the custodian could become insolvent. As with any extension of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, each Portfolio's investment adviser or sub-adviser makes loans of portfolio securities only to firms determined to be creditworthy.

PROPOSED CHANGE IN INVESTMENT RESTRICTION

The current restriction, as set forth below, permits the Strategic Growth Portfolio to lend portfolio securities up to 30% of its total assets, and the S&P 500 Index, International Equity and High Yield Bond Portfolios to lend (including lend portfolio securities) up to 33 1/3% of their respective total assets:

     The Portfolios will not:

     Make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors and except that the Fund may buy repurchase agreements and provided that the Strategic Growth Fund may lend its portfolio securities representing not in excess of 30% of its total assets and provided that the S&P 500 Index Portfolio may lend its portfolio securities to brokers, dealers and financial institutions in amounts not to exceed (in the aggregate) 33 1/3% of its total assets (taken at market value and further provided the International Equity Portfolio and the High Yield Bond Portfolio may make loans if as a result less than 33 1/3% of the Portfolio's assets would be lent to other persons).

The Board has determined that it would be desirable to change this restriction to permit all other Portfolios of the Fund currently prohibited from securities lending, except the Money Market Portfolio, to engage in securities lending up to 33 1/3% of their total assets. JPIAC currently does not intend to cause those other Portfolios to engage in securities lending. However, by changing this restriction now, the Board would have the flexibility in the future to extend the securities lending program and its attendant benefits from the four Portfolios that are currently allowed to participate in it, to all Portfolios of the Fund except the Money Market Portfolio.

To permit the Portfolios, except the Money Market Portfolio, to make securities loans, the revised investment policy is intended to eliminate the current investment restrictions, to the extent permissible under current law. The new policy would continue to allow the Portfolios to enter into repurchase agreements and purchase debt securities, including investments in government securities, corporate debt securities and certain bank obligations. The new investment policy would also allow the other Portfolios of the Fund currently prohibited from securities lending, except the Money Market Portfolio, to engage in securities lending up to 33 1/3% of that Portfolio's assets without these activities being deemed prohibited loans. If this Proposal is approved, before any Portfolio begins to engage in securities lending, JPIAC will obtain approval from the Board.

Accordingly, the Board is asking the shareholders of all Portfolios of the Fund, except the Money Market Portfolio, to amend the investment restriction with respect to lending to provide as follows:

     The Portfolios will not:

     Make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors and except that the Fund may buy repurchase agreements and provided that the Fund may lend its portfolio securities to brokers, dealers and financial institutions in amounts not to exceed (in the aggregate) 33 1/3% of its total assets (taken at market value), and further provided the International Equity Portfolio and the High Yield Bond Portfolio may make loans if as a result less than 33 1/3% of the Portfolio's assets would be lent to other persons.

REQUIRED VOTE

The proposal will be adopted for each Portfolio of the Fund (except the Money Market Portfolio) if it is approved by the vote of a majority of outstanding shares of that Portfolio, as defined in the

1940 Act, which is the lesser of (a) a vote of 67% or more of the Portfolio shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Portfolio shares.

If Proposal 13 is approved by shareholders of a Portfolio entitled to vote, it will be implemented for that Portfolio immediately.

If Proposal 13 is not approved by shareholders of a Portfolio entitled to vote, it will not be implemented for that Portfolio. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of the applicable Portfolio(s) for approval of the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 13.

                               OUTSTANDING SHARES

The Directors have fixed the close of business on October 30, 2003, as the Record Date for the determination of the shareholders of each Portfolio entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of shares for each Portfolio:

                                    PORTFOLIO                                        SHARES OUTSTANDING
---------------------------------------------------------------------------       ------------------------
JEFFERSON PILOT VARIABLE FUND, INC.

     Growth Portfolio                                                              [3,324,887.193]

     Small Company Portfolio                                                       [5,221,656.021]

     Mid-Cap Growth Portfolio                                                      [2,694,961.638]

     Strategic Growth Portfolio (formerly, the Emerging Growth Portfolio)          [7,022,322.681]

     Mid-Cap Value Portfolio                                                       [3,236,301.072]

     Capital Growth Portfolio                                                      [9,819,080.114]

     Small-Cap Value Portfolio                                                     [3,576,980.588]

     Value Portfolio                                                               [4,334,720.403]

     International Equity Portfolio                                                [3,784,110.646]

     S&P 500 Index Portfolio                                                       [27,803,619.944]

     World Growth Stock Portfolio                                                  [5,291,744.983]

     High Yield Bond Portfolio                                                     [2,630,250.057]

     Balanced Portfolio                                                            [5,658,420.378]

     Money Market Portfolio                                                        [5,775,518.438]

As of October 30, 2003, the amount of shares owned by the Directors and officers of the Fund as a group is less than 1% of each Portfolio. The officers and Directors of the Fund cannot directly own shares of the Fund without purchasing a Variable Contract.

Because the shares in the Portfolios are sold only to separate accounts of JP Financial and its subsidiaries and affiliates to fund the benefits of Variable Contracts issued by JP Financial and its subsidiaries and affiliates, and by qualified employee benefit plans sponsored by JP Corporation, the principal shareholders of the Portfolios of the Fund are JP Financial and the JP Corporation, through various separate accounts.

[As of October 30, 2003, the following persons beneficially owned 5% or more of the shares in the Portfolios: __________________]

The following table indicates the percentage of ownership of each person or entity who owns of record 5% or more the outstanding equity securities of the Fund's Portfolios as of October 30, 2003.


                          JPF VARIABLE                                                 JEFFERSON PILOT
                          ANNUITY SEPARATE    JPF SEPARATE         JPF SEPARATE        PENSION SEPARATE
                          ACCOUNT II          ACCOUNT A            ACCOUNT C           ACCOUNT C
FUND PORTFOLIO            [OWNER]             [OWNER]              [OWNER]             [OWNER]           [OWNER]
------------------------- ------------------- -------------------- ------------------- ----------------- ----------------
International Equity      [ 10.0%]            [ 80.8%]             [  7.0%]            [     %]          [     %]

World Growth Stock        [     %]            [ 93.2%]             [     %]            [     %]          [     %]

Strategic Growth
(formerly, Emerging
Growth)                   [  8.9%]            [ 84.1%]             [     %]            [     %]          [      %]

Capital Growth            [  9.2%]            [ 84.3%]             [     %]            [     %]          [      %]

Small Company             [     %]            [ 92.5%]             [     %]            [     %]          [      %]

Growth                    [ 14.8%]            [ 73.0%]             [  9.2%]            [     %]          [      %]

S&P 500 Index             [  7.9%]            [ 79.6%]             [  8.5%]            [     %]          [      %]

Value                     [ 10.4%]            [ 82.5%]             [     %]            [     %]          [      %]

Balanced                  [ 16.1%]            [ 75.6%]             [  5.3%]            [     %]          [      %]

High Yield Bond           [ 17.9%]            [ 70.6%]             [  5.3%]            [     %]          [      %]

Money Market              [ 16.6%]            [ 66.5%]             [ 10.9%]            [     %]          [      %]

Small-Cap Value           [     %]            [ 47.9%]             [     %]            [ 38.0%]          [      %]

Mid-Cap Growth            [     %]            [ 54.2%]             [     %]            [ 37.1%]          [      %]

Mid-Cap Value             [     %]            [ 57.7%]             [     %]            [ 30.9%]          [      %]

JP Financial is located at One Granite Place, Concord, NH 03301. JP Corporation is located at 100 N. Green Street, Greensboro, NC 27401.

                        INFORMATION ABOUT THE DISTRIBUTOR

JPVC, One Granite Place, Concord, NH 03301, serves as the principal underwriter for the Fund pursuant to a Distribution Agreement with the Fund. Under the Agreement, the Fund has appointed JPVC to offer shares of the Fund at net asset value in a continuous offering.

                                 OTHER BUSINESS

The Directors do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

The Board of Directors has determined that the use of this joint Proxy Statement for each Portfolio is in the best interest of each Portfolio and its investors in light of the same matters being considered and voted on by the shareholders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Fund, JPIAC or officers or employees of Jefferson Pilot Financial Life Insurance Company.

JPIAC, as the Fund's administrator, has retained the services of Management Information Services ("MIS"), 61 Accord Park Drive, Norwell, Massachusetts 02061, to assist in the solicitation of voting instructions. The anticipated
cost of the services to be provided by MIS is approximately [        ].

The costs of printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by the Fund. The Fund does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
                    FORM CARD IS REQUESTED. A SELF-ADDRESSED,
             POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Craig D. Moreshead
Secretary

Dated: ______________, 2003

Concord, New Hampshire

                                    EXHIBIT A

                         INVESTMENT MANAGEMENT AGREEMENT
                            CHUBB AMERICA FUND, INC.

     THIS AGREEMENT made this 28th day of August 1997, between CHUBB AMERICA FUND, INC., a Maryland corporation with offices at One Granite Place, Concord, New Hampshire (the "Fund), and CHUBB INVESTMENT ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire ("Chubb Investment");

                                   WITNESSETH

     WHEREAS, the Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company of 1940 (the "Investment Company Act");

     WHEREAS, the Fund is authorized to issue shares of common stock, $.01 par value, ("Stock") in separate classes or series with each such class or series representing an interest in a separate portfolio of securities and other assets, and each with its own investment objectives, investment policies and restrictions (individually, a "Portfolio", collectively, the "Portfolios");

     WHEREAS, Chubb Investment is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

     WHEREAS, the Board of Directors of the Fund desires to retain Chubb Investment to render investment management and corporate administrative services to the Fund's Portfolios set forth in Schedule A hereto, as such may be revised from time to time, in the manner and on the terms set forth herein; and

     WHEREAS, the Board of Directors of the Fund believes that Chubb Investment's expertise and business contacts are and will be of material benefit to the Fund in employing and supervising any investment subadviser ("Subadviser"), as further described below;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and Chubb Investment hereby agree as follows:

1. APPOINTMENT OF MANAGER. The Fund hereby appoints Chubb Investment as the investment manager ("Investment Manager" or "Manager') for each of the Portfolios of the Fund specified in Appendix A to this Agreement, as such Appendix A may be amended by the Manager and the Fund from time to time, subject to the supervision of the Directors of the Fund and in the manner under the terms and conditions set forth in this Agreement.

2. (a) DUTIES OF CHUBB INVESTMENT. Chubb Investment hereby agrees, subject to the supervision of the Board of Directors of the Fund (i) to act as the investment manager of the Portfolios, and, in that connection, (ii) to select and contract, at its own expense, with investment subadvisers ("Subadvisers") to manage the investment operations and composition of each and every Portfolio of the Fund, including the purchase, retention, and disposition of the investments, securities and cash contained in each Portfolio.

In taking any action hereunder, Chubb Investment shall always be subject to, and shall follow at all times (i) any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended from time to time, (ii) the applicable provisions of the Investment Company Act, and any rules and regulations adopted thereunder, (iii) the statements relating to the Portfolios' investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund and Statement of Additional Information then currently effective under the Securities Act of 1933 (the "Prospectus"), and (iv) any other provisions of state and federal law applicable to it in connection with its duties hereunder, including any applicable provisions imposed by state insurance regulations and under the Internal Revenue Code of 1986, as amended, and regulations thereunder (the Code).

     (b) INTERIM ARRANGEMENTS. Notwithstanding the provisions of subsection (a) of this paragraph, the Manager may, in the event of a Subadviser becomes unable to provide portfolio management services to a Portfolio, itself provide to the Portfolio those services normally provided by the Subadviser under the Subadviser's agreement with the Manager, until such time as the Manager selects and contracts with a replacement Subadviser.

     (c) ADMINISTRATIVE SERVICES. Subject to the direction and control of the Board of Directors of the Fund, Chubb Investment shall perform administrative services in connection with the management of the Portfolios and will supervise all aspects of the Portfolios' operations. In this connection, Chubb Investment agrees to perform the following administrative functions:

          (1) Determine the value of each Portfolio's assets and liabilities, compute the daily income and net asset value of each Portfolio and compute the yield and/or total return of each Portfolio as may be required, in accordance with applicable law;

          (2) Schedule, plan agendas for and conduct directors and shareholders meetings;

          (3) Recommend auditors, counsel, Custodian and others;

          (4) Coordinate, supervise and direct any Subadviser, the Fund's Custodian and the Fund's Distributor, auditors and counsel on a day-to-day basis;

          (5) Prepare and distribute all required proxy statements, reports, and other communications with shareholders;

          (6) Prepare and file tax returns, reports due and other required filings with the Securities and Exchange Commission ("SEC"), the National Association of Securities Dealers, Inc., state blue sky authorities, and generally monitor compliance with all federal and state securities laws and the Code;

          (7) Supply clerical, secretarial, accounting and bookkeeping services, data processing services, office supplies and stationery;

          (8) Provide persons to perform such professional, administrative and clerical functions as are necessary in connection with shareholder relations, reports, redemption requests and account adjustments, including the receipt, handling and coordination of shareholder complaints;

          (9) Provide adequate office space and related services (including telephone and other utility service) necessary for the Fund's operations;

          (10) Maintain corporate records not otherwise maintained by the Fund's Custodian, Distributor, or any Subadviser; and

          (11) Assist, generally, in all aspects of the Fund's operations with respect to the Portfolios.

The Manager may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Manager for the provisions of certain personnel and facilities to the Manager to enable the Manager to fulfill its duties and obligations under this Agreement. Nothing herein will be construed to restrict the Fund's right, at its own expense, to contract for services to be performed by third parties.

     (d) ARRANGEMENTS WITH SUBADVISERS. Notwithstanding any other provision hereof, Chubb Investment, with the approval of the Board of Directors of the Fund, may contract with one or more Subadvisers to perform any of the investment management services required by the Fund, and may contract with one or more Subadvisers or other parties to perform any of the administrative services required of Chubb Investment hereunder; provided, however, that the compensation of such other parties will be the sole responsibility of Chubb Investment and the duties and responsibilities of such other Subadviser or other parties shall be as set forth in an agreement or agreements between Chubb Investment and such other parties.

     Chubb Investment shall exercise reasonable care in recommending, monitoring, and supervising the performance of Subadviser and others serving pursuant to the foregoing paragraph, but Chubb Investment shall not otherwise be liable or legally responsible for the conduct of any Subadviser. In this connection, it shall be a particular responsibility of Chubb Investment to evaluate the investment performance of Subadviser and that of potential Subadviser, and Chubb Investment shall supply the Board of Directors of the Fund with such statistical and research data bearing on each Portfolios performance and that of Subadviser and potential Subadviser as they and Chubb Investment deem necessary. It shall also be a particular responsibility of Chubb Investment to supervise and monitor the practices of Subadviser in placing orders and selecting brokers and dealers to effect Portfolio transactions and in negotiating commission rates with them, and the services provided by such brokers and dealers.

     It also is understood that Chubb Investment, at its expense, will enter into an agreement with Chubb America Service Corporation, a New Hampshire corporation, pursuant to which Chubb

Investment will obtain from said corporation most staff facilities and services necessary to meet its obligations hereunder. Entering into said agreement shall in no way diminish any obligation or liability of Chubb Investment hereunder.

3. (a) PURCHASE AND SALE OF ASSETS. Nothing in this Investment Management Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by Chubb Investment, provided that Chubb Investment does not favor any account over any other account and provided further that any purchase or sale orders executed contemporaneously shall be allocated in a manner that Chubb Investment deems to be equitable to all accounts involved and, under normal circumstances, such transactions will be
(1) done on a pro rata basis substantially in proportion to the amounts ordered by each account, (2) entered into only if, in Chubb Investment's opinion, the trade is likely to produce a benefit for the Portfolio, and (3) is at a price which is approximately the same for all parties involved. Neither Chubb Investment, nor any of its directors, officers, or employees, nor any person, firm, or corporation controlling, controlled by or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets for the Portfolios.

     (b) BROKERAGE FEES. In placing orders for the purchase or sale of investments for the Portfolios, in the name of the Portfolio or their nominees, Chubb Investment shall use its best efforts to obtain for the Portfolios the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board of Directors of the Fund, Chubb Investment may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Fund to pay a broker or dealer that provides research or other brokerage services to Chubb Investment and the Fund with respect to the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chubb Investment determines in good faith that such amount of commission is reasonable in relationship to the value of such services, viewed in terms of that particular transaction or Chubb Investment's overall responsibilities to the Portfolios or its other advisory clients. To the extent authorized by said Section 28(e) and the Fund's Board of Directors, Chubb Investment shall not be deemed to have acted unlawfully or to have breached any duty created by this Investment Management Agreement or otherwise solely by reason of such action.

4. COMPENSATION OF CHUBB INVESTMENT. Except as hereinafter provided, for the services rendered and expenses assumed by Chubb Investment, while this Investment Management Agreement is in effect, the Fund shall pay to Chubb Investment fees at an annual rate set forth in Schedule A attached hereto. Fees will accrue daily and will be payable as agreed by the Fund and Chubb Investment, but not more frequently than monthly. The average asset value of the Portfolios shall be determined and computed in accordance with the description of the method of determining net asset value contained in the Prospectus.

     The fees payable to Chubb Investment by the Fund hereunder shall be reduced by any tender solicitation fees or similar payments received by Chubb Investment, or any affiliated person of Chubb Investment, in connection with the tender of investments of any Portfolio (less any direct expenses incurred by Chubb Investment, or any affiliated person of Chubb Investment, in connection with obtaining such fees or payments). Chubb Investment shall use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of any Portfolio, provided, however, that Chubb Investment shall not be required to register as a broker-dealer for this purpose. Chubb Investment shall advise the Board of Directors of any fees or payments of whatever type which it may be possible for Chubb Investment to receive in connection with the purchase or sale of investment securities for any Portfolio

5. NON-EXCLUSIVITY. The Fund agrees that the services of Chubb Investment are not to be deemed exclusive and Chubb Investment is free to act as investment manager to various investment companies and as fiduciary for other managed accounts. Chubb Investment shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund with respect to the Portfolios in any way or otherwise be deemed an agent of the Fund with respect to the Portfolios other than in furtherance of its duties and responsibilities as set forth in this Investment Management Agreement. It is understood and agreed that the directors, officers and employees of Chubb Investment are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. BOOKS AND RECORDS. Chubb Investment will maintain all books and records required for the Fund with respect to the Portfolios, to the extent not maintained by the Custodian or any Subadviser. Chubb Investment agrees that all books and records which it maintains for the Fund are the Fund's property, and, in the event of termination of this Investment Management Agreement for any reason, Chubb Investment agrees promptly to return to the Fund, free from any claim or retention of rights by Chubb Investment, all records relating to the Fund. Chubb Investment also agrees, upon request of the Fund, promptly to surrender such books and records to the Fund or, at the Fund's expense, to make copies thereof available to the Fund or to make such books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Fund. Chubb Investment further agrees to maintain, prepare and preserve such books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rules 31a-1 and 31a-2.

     Chubb Investment will use records or information obtained under this Investment Management Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than as expressly authorized by the Board of Directors or officers of the Fund, or unless disclosure is expressly required by applicable federal or state regulatory authorities or by this Investment Management Agreement. Chubb Investment shall supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

     The records maintained for the Fund hereunder by Chubb Investment shall include records showing, for each shareholder's account, the following: (a) name, address and tax identifying number; (b) number and class of shares held;
(c) historical information regarding the account of each shareholder, including dividends paid and the date, class of Stock and price for all transactions; (d) any stop or restraining order placed against the account; (e) any dividend reinvestment order, dividend address and correspondence relating to the current maintenance of the account; (f) certificate numbers and denominations for any Stock certificates; (g) any other information required in order for Chubb Investment to perform the calculations contemplated or required by this Investment Management Agreement; and (h) such other records as the Fund may from time to time reasonably request.

7. LIABILITY. Chubb Investment will not be liable for any loss suffered by the Portfolios in connection with any investment policy established by the Fund for the purchase, sale or redemption of any securities at the direction of the Board of Directors of the Fund. Nothing herein contained shall be construed to protect Chubb Investment against any liability resulting from the willful misfeasance, bad faith or negligence of Chubb Investment in the performance of its duties or from reckless disregard of its obligations and duties under this Investment Management Agreement or by virtue of violation of any applicable law.

8. (a) INITIAL DOCUMENTS. The Fund's management shall file with Chubb Investment the following documents: (i) certified copies of the Articles of Incorporation of the Fund and all amendments thereto, made from time to time;
(ii) a certified copy of the By-Laws of the Fund as amended, from time to time;
(iii) a copy of the resolution of the Board of Directors of the Fund authorizing this Investment Management Agreement; (iv) specimens of all forms of outstanding and new stock certificates, if any, with respect to Portfolio Stock in the form approved by the Board of Directors of the Fund accompanied by Board of Directors' resolutions approving such forms, and with a certificate of the Secretary of the Fund as to such approval; (v) an opinion of counsel for the Fund with respect to the validity of the Portfolio Stock, the number of shares authorized, the number of Shares allocated to the Portfolio's class of Shares, the status of redeemed or repurchased Shares and the number of Shares with respect to which a registration statement under the Securities Act of 1933 has been filed and is in effect; and (vi) a listing of the insurance companies with which Chubb Life through its general account or Separate Account A or any additional separate accounts established by Chubb Life, its successors or assigns, is affiliated.

     (b) FURTHER DOCUMENTATION. The Fund's management will also furnish to Chubb Investment from time to time the following documents: (i) each resolution of the Board of Directors of the Fund authorizing the original issue of the Portfolio's Shares; (ii) each registration statement filed with the SEC under the Securities Act of 1933 or under the Investment Company Act and amendments thereof; orders relating thereto and the Prospectus in effect with respect to the sale of shares of the Fund; (iii) certified copies of each resolution of the Board of Directors authorizing officers to give instructions to Chubb Investment.

     (c) INFORMATION. The Fund, its officers or agent will provide timely information to Chubb Investment regarding such matters as purchases and redemptions of shares in the Portfolios, cash requirements, and cash available for investment in the Portfolios, and all other information as may be reasonably necessary, or appropriate, in order for Chubb Investment to perform its responsibilities hereunder.

     (d) RELIANCE ON DOCUMENTS AND INFORMATION. Chubb Investment will be entitled to rely on all documentation and information furnished to it by the Fund's management.

9. AUTHORIZED SHARES. The Fund certifies to Chubb Investment, that as of the close of business on the date of this Investment Management Agreement, it has authorized one billion shares of its Stock, and further certifies that, by virtue of its Articles of Incorporation and the provisions of the law of the state of its incorporation, shares of its Stock which are redeemed or repurchased by the Fund from its shareholder are restored to the status of authorized and unissued shares.

10. (a) EXPENSES OF THE FUND. As between the Fund and Chubb Investment, the following expenses shall be borne exclusively by the Fund;

          (i) Brokerage commissions and transfer taxes in connection with portfolio transactions and similar fees and charges for the acquisition, disposition, lending or borrowing of portfolio investments;

          (ii) All other state, federal, local or foreign governmental fees and taxes (including any insurance, transfer, franchise or income taxes) payable by the Fund and all corporate or filing fees payable by the Fund to any governmental entity or agency;

          (iii) All expenses, incidental and otherwise, associated with preparing and filing with appropriate state, federal, local or foreign governments or agencies all tax returns, including the expenses associated with any mailings to the policy owners with respect to such returns.

          (iv) Fees and expenses incurred in the registration or qualification (and maintaining said registration or qualification) of the Fund and its shares under federal or state securities laws, if deemed applicable, subsequent to the effective date of the registration statement including all fees and expenses incurred in connection with the preparation, setting in type, printing and mailing of the registration statement and any amendments or supplements that may be made from time to time;

          (v) Compensation paid to directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act and travel expenses paid to all directors;

          (vi)   Interest and any other cost related to borrowings by the Fund;

          (vii) Any extraordinary or non-recurring expenses (such as legal claims and liabilities, and litigation costs and any indemnification related thereto);

          (viii) Costs of printing and distributing to current policy owners, shareholder reports, proxy statements, Prospectuses and any stickers and supplements thereto, and otherwise communicating with the shareholders;

          (ix) Costs and all incidental expenses associated with conducting shareholder meetings;

          (x) The cost of the fidelity bond required by Investment Company Act Rule 17g-1 and any errors and omissions insurance or other liability insurance covering the Fund and/or its officers, directors and employees;

          (xi) The cost of obtaining quotes necessary for valuing the assets and related liabilities for the Portfolios;

          (xii) The charges and expenses of the Custodian, independent accountants and independent legal counsel retained by the Fund, the charges and expenses of any independent proxy solicitation firm retained by the Fund to solicit voting instructions from policy owners with respect to Portfolio Shares, and the charges and expenses of any trade association fees; and

          (xiii) All other expenses not specifically assumed hereunder by Chubb Investment.

          (b) EXPENSES OF CHUBB INVESTMENT. As between the Fund and Chubb Investment, the costs and expenses of providing the necessary facilities, personnel, office equipment and supplies, office space, telephone service, and other utility service necessary to carry out its obligations hereunder shall be borne exclusively by Chubb Investment, except as otherwise herein expressly provided. In addition, Chubb Investment shall pay and assume all expenses specifically assumed by Chubb Investment as set forth in Paragraphs 2(c)(1),
(3), (4), (7), (8), (9), (10) and (11); and 2(d) of this Investment Management Agreement.

11. DURATION AND TERMINATION OF THE AGREEMENT. This Investment Management Agreement shall become effective as of the date first written above provided that it has been approved by the majority of the outstanding shares of each of the Portfolios. Thereafter, it shall continue in effect with respect to each of the Portfolios from year to year, but only so long as such continuance is specifically approved at least annually by the Board of Directors in conformity with the requirements of the Investment Company Act. This Investment Management Agreement may be terminated, with respect to each Portfolio, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of Portfolio on sixty days' written notice to Chubb Investment, or by Chubb Investment on sixty days' written notice to the Fund. This Investment Management Agreement shall automatically terminate in the event of its assignment.

12. AMENDMENT OF THE AGREEMENT. This Investment Management Agreement may be amended with respect to any Portfolio only if to the extent required by law, such amendment is specifically approved by (a) the vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of the Board of Directors of the Fund, including a majority of those directors of the Fund who are not parties to nor interested persons of any party to this Investment Management Agreement cast in person at a meeting called for the purpose of voting on such approval.

13. DEFINITIONS. The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Investment Management Agreement, shall have the respective meanings specified under the Investment Company Act and rules thereunder.

14. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

15. NAME. This Investment Management Agreement is entered into in recognition of an agreement, dated February 15, 1985, between the Fund and The Chubb Corporation granting the Fund a license to use the word "Chubb" in its corporate name and to use such words in connection with its business.

16. PROVISIONS OF CERTAIN INFORMATION BY MANAGER. The Manager will promptly notify the Fund in writing of the occurrence of any of the following events:

     a. the Manager fails to be registered as a investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement,

     b. the Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in the equity, before or by any court, public board or body, involving the affairs of the Fund, and/or

     c. the chief executive officer or controlling stockholder of the Manager or the portfolio manager of any Portfolio changes or there is otherwise an actual change in control or management of the Manager.

17. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the Parties.

18. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof

19. NOTICES. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Fund or Manager in person or by registered mall or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

20. FORCE MAJEURE. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including, but not limited to, acts of civil or military authority, national emergencies, work stoppages, fire, flood catastrophe, acts of nature, insurrection, war, riot, failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect to such undertakings.

21. SEVERABILITY. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained in the Agreement.

22. GOVERNING LAW. The provisions of this Investment Management Agreement shall be construed and interpreted in accordance with the laws of the State of New Hampshire, as at the time in effect, and the applicable provisions of the Investment Company Act and rules thereunder or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New Hampshire, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act and rules thereunder or other federal laws and regulations which may be applicable the latter shall control.

                                                 CHUBB AMERICA FUND, INC.

Attest: /s/ Thomas H. Elwood                     By: /s/ Ronald A. Angarella
    ------------------------                     ---------------------------
Title: Assistant Secretary                       Title:


                                                 CHUBB INVESTMENT ADVISORY
                                                 CORPORATION

Attest: /s/ Mark Landry                          By: /s/ Carol R. Hardiman
    ------------------------                     ---------------------------
Title: Assistant Treasurer                       Title:

                                   SCHEDULE A
                            CHUBB AMERICA FUND, INC.

                                           ANNUAL FEE AS A PERCENTAGE OF
       NAME OF PORTFOLIO                   AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------
World Growth Stock Portfolio                 .75% of first             $  200 Million
                                             .70% of next              $  1.1 Billion
                                             .65% over                 $  1.3 Billion
------------------------------------------------------------------------------------------
Money Market Portfolio                       .50% of first             $  200 Million
                                             .45% of next              $  1.1 Billion
                                             .40% over                 $  1.3 Billion
------------------------------------------------------------------------------------------
Gold Stock Portfolio                         .75% of first             $  200 Million
                                             .70% of next              $  1.1 Billion
                                             .65% over                 $  1.3 Billion
------------------------------------------------------------------------------------------
Bond Portfolio                               .50% of first             $  200 Million
                                             .45% of next              $  1.1 Billion
                                             .40% over                 $  1.3 Billion
------------------------------------------------------------------------------------------
Domestic Growth Stock Portfolio              .75% of first             $  200 Million
                                             .70% of next              $  1.1 Billion
                                             .65% over                 $  1.3 Billion
------------------------------------------------------------------------------------------
Growth and Income Portfolio                  .75% of first             $  200 Million
                                             .70% of next              $  1.1 Billion
                                             .65% over                 $  1.3 Billion
------------------------------------------------------------------------------------------
Capital Growth Portfolio                    1.00% of first             $  200 Million
                                             .95% of next              $  1.1 Billion
                                             .90% over                 $  1.3 Billion
------------------------------------------------------------------------------------------
Balanced Portfolio                           .75% of first             $  200 Million
                                             .70% of next              $  1.1 Billion
                                             .65% over                 $  1.3 Billion
------------------------------------------------------------------------------------------
Emerging Growth Portfolio                    .80% of first             $  200 Million
                                             .75% of next              $  1.1 Billion
                                             .70% over                 $  1.3 Billion
------------------------------------------------------------------------------------------

                                    EXHIBIT B

                        INVESTMENT SUBADVISORY AGREEMENT

                            S & P 500 INDEX PORTFOLIO

     THIS AGREEMENT, made this 28th day of April, 2000, is between JEFFERSON PILOT INVESTMENT ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire, 03301 (the "Investment Manager" or "Manager"), and Barclays Global Fund Advisors, (the "Subadviser") a California corporation with offices at 45 Fremont Street, San Francisco, California 94105.

                                   WITNESSETH:

     WHEREAS, Jefferson Pilot Variable Fund, Inc. (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act");

     WHEREAS, the Fund issues separate classes or series of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund's shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts under which income, gains, losses, whether or not realized, from assets allocated to such accounts are, in accordance with the policies and contracts, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies;

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Fund's S & P 500 Index Portfolio (the "Portfolio"), as set forth in an Investment Management Agreement between the Fund and the Investment Manager dated August 28, 1997, (the "Investment Management Agreement") pursuant to which it was agreed that the Investment Manager may contract with the Subadviser, or other parties for certain investment management services;

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     WHEREAS, the Investment Manager desires to retain the Subadviser to render investment management services to the Portfolio in the manner and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained the Investment Manager and the Subadviser hereby agree as follows:

1. Appointment of the Subadviser. The Manager hereby appoints the Subadviser to act as an investment subadviser for the Portfolio and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Directors of the Fund and the terms and conditions of this Agreement. The Subadviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Subadvisory Agreement. The Fund will be a party to any agreement or contract which opens a futures account or options account.

2. Duties of the Subadviser. The Subadviser hereby agrees, subject to the supervision of the Investment Manager and the Board of Directors of the Fund,
(1) to act as the Subadviser of the Portfolio, (2) to manage the investment and reinvestment of the assets of the Portfolio for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, to render the services and to assume the obligations herein set forth in return for the compensation provided for herein and to bear all expenses of its performance of such services and obligations.

3.   Services to be Rendered by the Subadviser to the Fund

     A. The Subadviser will manage the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the direction and supervison of the Directors of the Fund and the Investment Manager and in accordance with the provisions of the Fund's Prospectus and Statement of Additional Information ("SAI"), as amended from time to time. In fulfilling its obligations to manage the investment and reinvestment of the assets of the Portfolio, the Subadviser will:

          (i) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives, policies, and restrictions of the Portfolio as stated in the Portfolio's currently effective Prospectus and SAI, as amended from time to time;

          (ii) comply with the requirements of the Investment Company Act and the Advisor's Act, and the rules and regulations thereunder, as well as all other federal and state laws and regulations applicable to registered investment companies and with any applicable procedures adopted by the Fund and communicated in writing to the Subadviser by the Investment Manager or the Fund;

          (iii) comply with the diversification requirements, and the rules and regulations thereunder, set forth in the following: (a) Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as applicable to regulated investment companies, and (b) Section 817(h) of the Code as applicable to variable contracts;

          (iv) implement the investment program for the Portfolio by the purchase and sale of securities and other investments authorized under such Portfolio's currently effective Prospectus and SAI, including the placing of orders for such purchases and sales;

          (v) regularly report to the Directors of the Fund and the Investment Manager with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Investment Manager or the Directors of the Fund, including attendance at Board of Directors meetings, as reasonably requested, to present such information and reports to the Board, provided that Subadviser shall not be responsible for fund accounting or administration;

          (vi) will assist in suggesting methods for determining fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Portfolio's net asset value in accordance with procedures and methods established by the Directors of the Fund; and

          (vii) establish appropriate interfaces with the Investment Manager in order to provide such Manager with all necessary information requested by the Manager and required to be provided by Subadviser hereunder.

     B. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Investment Manager will undertake the following:

          (i) The Manager agrees, on an ongoing basis, to provide the Subadviser with all amendments and supplements to the Fund's Prospectus and SAI affecting the Portfolio, including changes to the Portfolio's fundamental and nonfundamental investment policies, before the amendments and supplements become effective. However, amendments and supplements which could substantially impact on the Subadviser's ability to manage the Portfolio's assets shall be provided to the Subadviser prior to filing with SEC;

          (ii) The Manager agrees to provide or cause to be provided to the Subadviser such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

          (iii) the Manager agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

          (iv) the Manager will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board of Directors of the Fund and agrees to promptly provide the Subadviser copies of all amendments thereto.

     C. The Investment Manager represents that neither it, the Fund, or their respective designees or agents, will, without the prior written consent of Subadviser, make representations in any disclosure document, advertisement, sales literature or other promotional material regarding the Subadviser or its affiliates. The Investment Manager shall hold harmless and indemnify the Subadviser against any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising out of any use of any disclosure documents, advertisement, sales literature or other promotional material without prior written consent by the Subadviser.

     D. The Subadviser, at its expense, will furnish all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel, required for it to faithfully perform its duties under this Agreement. The Fund or Investment Manager assumes and shall pay all expenses incidental to their respective organization, operation and business not specifically assumed or agreed to be paid by the Subadviser pursuant hereto, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Fund pays to its Directors; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, record-keeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Subadviser or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest, all federal, state and local taxes (including stamp, excise, income and franchise taxes) costs of stock certificates and expenses of delivering such certificates to the purchaser thereof; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares for the Fund, including, but not limited to all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and systems for compliance with blue sky laws, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information of the Fund; and all fees, dues and other expenses incurred by the Fund in connection with the membership in any trade association or other investment company organization.

     Notwithstanding anything herein, the Subadviser shall be responsible for any and all commercially reasonable expenses relating to the filing, printing and mailing of supplements to the Fund's registration statement, provided that such supplements relate solely to an action taken or proposed to be taken by the Subadviser, including, but not limited to, changes in portfolio manager(s) or other organizational changes.

     E. The Subadviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are cross-trades effected in accordance with Rule 17a-7 and such policies or procedures as may be established by the Board of Directors). The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board of Directors and described in the Fund's currently effective prospectus and SAI, as amended from time to time. The Investment Manager reserves the right to direct the Subadviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Subadviser agrees to comply with such request within ten business days of receiving written notice.

     The Subadviser will monitor the use of broker-dealers. Purchase and sale orders will be placed with brokers who are selected by the Subadviser (including affiliates of Subadviser in accordance with Rule 17(e)) as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Subadviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Portfolio, in selecting brokers or dealers to execute such orders, the Subadviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Subadviser's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Subadviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Subadviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Portfolio or the Subadviser's overall responsibilities to the Subadviser's discretionary accounts.

     F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in accordance with applicable guidelines approved by the Fund's Board of Directors and communicated to the Subadviser, or, absent any applicable guidelines in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     The Subadviser may perform its services through any employee, officer or agent of Subadviser and the Investment Manager and the Fund shall not be entitled to the advice, recommendation or judgment of any specific person. Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the S & P 500 Index Portfolio or that such Portfolio will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

     G. The Subadviser will maintain, prepare and preserve all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

4. Commodity Futures Trading Commission. PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

5. Compensation of the Subadviser. The Investment Manager will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser within the first five business days of each month; however, this advisory fee will be calculated on the daily average value of the Portfolio's assets and accrued on a daily basis. Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Subadviser.

6. Non-Exclusivity. The Investment Manager represents and agrees, on behalf of itself and the Fund, that the services of the Subadviser are not to be deemed exclusive and the Subadviser is free to act as investment manager to various investment companies and as fiduciary for other accounts.

7. Books and Records. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property, and, in the event of termination of this Agreement for any reason, the Subadviser agrees promptly to return to the Investment Manager on behalf of the Fund, free from any claim or retention of rights by the Subadviser, all records relating to the Portfolio. The Subadviser also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to either party or make the books and records available for inspection by representatives of regulatory authorities.

     The Subadviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than as expressly authorized by the Investment Manager or the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement. The Subadviser will furnish any informational reports requested by any state insurance commissioner and the Investment Manager shall reimburse the Subadviser for its commercially reasonable costs and expenses in complying with any such document request by any state insurance commissioner.

8. Liability. Except as may otherwise be provided by the Investment Company Act, neither the Subadviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Manager, the Fund or any past or present shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of, any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by the Fund or any past or present shareholder of the Fund that is not arising from Subadviser's willful misfeasance, bad faith or gross negligence.

Notwithstanding any other provision of this Agreement, the Subadviser shall not be liable for any loss to the Portfolio or the Investment Manager caused by circumstances beyond the Subadviser's reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communication or power supply. In the event of equipment breakdowns caused by circumstances beyond its reasonable control, the Subadviser shall take all commercially reasonable steps necessary to minimize interruptions in the services contemplated under this agreement.

9. Reliance on Documents. The Board of Directors of the Fund or its officers or agent will provide timely information to the Subadviser regarding such matters as purchases and redemptions of shares in the Portfolio, the cash requirements, and cash available for investment in the Portfolio, and all other information as may be reasonably necessary or appropriate in order for the Subadviser to perform its responsibilities hereunder. The Subadviser has provided the Investment Manager with a copy of its current form ADV.

     The Investment Manager represents that neither it, the Fund, or their respective designees or agents, shall use any material describing or identifying the Subadviser or its affiliates without the prior written consent of the Subadviser. Any materials utilized by the Fund, the Investment Manager or their respective designees or agents which contain information as to the Subadviser and/or its affiliates shall be submitted to the Subadviser for approval prior to use, not less than five (5) business days before such approval is requested.

     The Investment Manager has herewith furnished the Subadviser copies of the Portfolio's Prospectus and Statement of Additional Information, as currently in effect. The Subadviser will be entitled to rely on all documents and other information furnished to it by the Investment Manager or the Fund, or the representatives of either.

10. Duration and Termination of the Agreement. This Subadvisory Agreement shall become effective as of the date first written above and remain in force until April 27, 2002. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by
(a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio, and (b) a majority of those directors who are not parties to this Subadvisory Agreement, not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Portfolio, or by the Investment Manager on sixty days' written notice to the Subadviser, or by the Subadviser on sixty days' written notice to the Fund or the Investment Manager. Termination by the Board of Directors or by the Investment Manager shall be subject to shareholder approval to the extent legally required. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement between the Fund and the Investment Manager with respect to the Portfolio.

11. Amendments of the Agreement. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and

Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the independent directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that amendment may not have been approved by a majority of the outstanding voting securities of any other portfolio affected by the amendment or all the portfolios of the Fund.

12. Definitions. The terms "assignment", "interested person", and "majority of the outstanding voting securities", when used in this Agreement, shall have the respective meaning specified under the Investment Company Act and the rules thereunder.

13. Notices. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other parties:

          (a)    If to the Subadviser:

                 Barclays Global Fund Advisors
                 45 Fremont Street
                 San Francisco, CA 94105
                 Attn: Legal Department
                 Facsimile (415) 597-2698

          (b)    If to the Investment Manager:

                 Jefferson Pilot Investment Advisory Corporation
                 One Granite Place
                 Concord, NH 03301
                 Attn: Ronald Angarella
                 Facsimile (603) 224-1691

14. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Hampshire as at the time in effect and the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New Hampshire or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable, the latter shall control.

15. Proxies. Unless the Investment Manager or the Fund gives written instructions to the contrary, the Subadviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested in a manner which best serves the interests of the Portfolio's shareholders. The Subadviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Portfolio's shareholders. The Subadviser shall maintain a record of how the Subadviser voted and such record shall be available to the Investment Manager or Fund upon request.

16. Use of Subadviser's Name. The Investment Manager represents that neither it, the Fund, or any affiliate or agent thereof shall make reference to or use the name, and any derivative thereof or logo associated with that name, of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such names (or derivatives or logos) as soon as reasonably practicable.

17. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

18. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19. Severability. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.


                                JEFFERSON PILOT INVESTMENT ADVISORY
                                CORPORATION

ATTEST:                             BY:
       -------------------             --------------------------

TITLE:                              TITLE:
       -------------------                -----------------------


                                BARCLAYS GLOBAL FUND ADVISORS

ATTEST:                             BY:
       -------------------             --------------------------

TITLE:                              TITLE:
       -------------------                -----------------------

                                    EXHIBIT C

                        INVESTMENT SUBADVISORY AGREEMENT

                            S & P 500 INDEX PORTFOLIO

     THIS AGREEMENT, made this 11th day of December, 2003, is between JEFFERSON PILOT INVESTMENT ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire, 03301 (the "Investment Manager" or "Manager"), and Mellon Capital Management Corporation, (the "Subadviser") a Delaware corporation with offices at 595 Market Street, Suite 3000, San Francisco, California 94105.

                                   WITNESSETH:

     WHEREAS, Jefferson Pilot Variable Fund, Inc. (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act");

     WHEREAS, the Fund issues separate classes or series of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund's shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts under which income, gains, losses, whether or not realized, from assets allocated to such accounts are, in accordance with the policies and contracts, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies;

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Fund's S & P 500 Index Portfolio (the "Portfolio"), as set forth in an Investment Management Agreement between the Fund and the Investment Manager dated August 28, 1997, (the "Investment Management Agreement") pursuant to which it was agreed that the Investment Manager may contract with the Subadviser, or other parties for certain investment management services;

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     WHEREAS, the Investment Manager desires to retain the Subadviser to render investment management services to the Portfolio in the manner and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained the Investment Manager and the Subadviser hereby agree as follows:

1. Appointment of the Subadviser. The Investment Manager hereby appoints the Subadviser to act as an investment subadviser for the Portfolio and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Directors of the Fund and the terms and conditions of this Agreement. The Subadviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Subadvisory Agreement. The Fund will be a party to any agreement or contract which opens a futures account or options account.

2. Duties of the Subadviser. The Subadviser hereby agrees, subject to the supervision of the Investment Manager and the Board of Directors of the Fund,
(1) to act as the Subadviser of the Portfolio, (2) to manage the investment and reinvestment of the assets of the Portfolio for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, to render the services and to assume the obligations herein set forth in return for the compensation provided for herein and to bear all expenses incurred by it in the performance of its services and obligations under this Agreement.

3.   Services to be Rendered by the Subadviser to the Fund

     A. The Subadviser will manage the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the direction and supervison of the Directors of the Fund and the Investment Manager and in accordance with the provisions of the Fund's Prospectus and Statement of Additional Information ("SAI"), as amended from time to time. The Subadviser is authorized to invest in financial futures contracts and to cause the assets of the Portfolio to be invested in Mellon Financial Corporation stock consistent with the applicable rules, releases and no-action letters of the Securities and Exchange Commission. In fulfilling its obligations to manage the investment and reinvestment of the assets of the Portfolio, the Subadviser will:

          (i) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives, policies, and restrictions of the Portfolio as stated in the Portfolio's currently effective Prospectus and SAI, as amended from time to time;

          (ii) comply with the requirements of the Investment Company Act and the Advisers Act, and the rules and regulations thereunder, as well as all other federal and state securities laws and regulations applicable to registered investment companies and with any applicable procedures adopted by the Fund and communicated in writing to the Subadviser by the Investment Manager or the Fund;

          (iii) comply with the diversification requirements, and the rules and regulations thereunder, set forth in the following: (a) Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as applicable to regulated investment companies, and (b) Section 817(h) of the Code as applicable to variable contracts;

          (iv) implement the investment program for the Portfolio by the purchase and sale of securities, financial futures and other investments authorized under such Portfolio's currently effective Prospectus and SAI, including the placing of orders for such purchases and sales;

          (v) regularly report to the Directors of the Fund and the Investment Manager with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Investment Manager or the Directors of the Fund, including attendance at Board of Directors meetings, as reasonably requested, to present such information and reports to the Board, provided that Subadviser shall not be responsible for fund accounting or administration;

          (vi) will assist in suggesting methods for determining fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Portfolio's net asset value in accordance with procedures and methods established by the Directors of the Fund; and

          (vii) where practical, establish appropriate interfaces with the Investment Manager in order to provide such Investment Manager with all necessary information reasonably requested by the Investment Manager and required to be provided by Subadviser hereunder.

     B. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Investment Manager will undertake the following:

          (i) The Investment Manager agrees, on an ongoing basis, to provide the Subadviser with all amendments and supplements to the Fund's Prospectus and SAI affecting the Portfolio, including changes to the Portfolio's fundamental and nonfundamental investment policies, before the amendments and supplements become effective. However, amendments and supplements which the Investment Manager reasonably believes could impact on the Subadviser's ability to manage the Portfolio's assets shall be provided to the Subadviser prior to filing with SEC;

          (ii) The Investment Manager agrees to provide or cause to be provided to the Subadviser such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

          (iii) the Investment Manager agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Investment Manager fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

          (iv) the Investment Manager will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board of Directors of the Fund and agrees to promptly provide the Subadviser copies of all amendments thereto.

     C. The Investment Manager represents that neither it, the Fund, or their respective designees or agents, will, without the prior written consent of Subadviser, make representations in any disclosure document, advertisement, sales literature or other promotional material regarding the Subadviser or its affiliates. The Investment Manager shall hold harmless and indemnify the Subadviser against any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising out of any use of any disclosure documents, advertisement, sales literature or other promotional material without prior written consent by the Subadviser.

     D. The Subadviser, at its expense, will furnish all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel, required for it to faithfully perform its duties under this Agreement. The Fund or Investment Manager assumes and shall pay all expenses incidental to their respective organization, operation and business not specifically assumed or agreed to be paid by the Subadviser pursuant to this Section D, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Fund pays to its Directors; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, record-keeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Subadviser or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest, all federal, state and local taxes (including stamp, excise, income and franchise taxes) costs of stock certificates and expenses of delivering such certificates to the purchaser thereof; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares for the Fund, including, but not limited to all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and systems for compliance with blue sky laws, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information of the Fund; and all fees, dues and other expenses incurred by the Fund in connection with the membership in any trade association or other investment company organization.

     E. The Subadviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are cross-trades effected in accordance with Rule 17a-7 and such policies or procedures as may be established by the Board of Directors). The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board of Directors and described in the Fund's currently effective prospectus and SAI, as amended from time to time. The Investment Manager reserves the right to direct the Subadviser upon written notice not to execute transactions through any particular broker(s) or dealer(s), and the Subadviser agrees to comply with such request within ten business days of receiving written notice.

     The Subadviser will monitor the use of broker-dealers. Purchase and sale orders will be placed with brokers who are selected by the Subadviser (including affiliates of Subadviser in accordance with Rule 17(e)) as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable total cost for the transaction under the circumstances, taking into account the full range and quality of a broker's services in placing brokerage including, among other things, execution capability, commission rate, financial responsibility and responsiveness to the Subadviser as well as other provisions hereinafter set forth. Whenever the Subadviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Portfolio, in selecting brokers or dealers to execute such orders, the Subadviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Subadviser's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Subadviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Subadviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Portfolio or the Subadviser's overall responsibilities to the Subadviser's discretionary accounts.

     F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price, lower brokerage commissions or more efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in accordance with applicable guidelines approved by the Fund's Board of Directors and communicated to the Subadviser, or, absent any applicable guidelines in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     The Subadviser may perform its services through any employee, officer or agent of Subadviser and the Investment Manager and the Fund shall not be entitled to the advice, recommendation or judgment of any specific person. Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the S & P 500 Index Portfolio or that such Portfolio will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

     G. The Subadviser will maintain, prepare and preserve all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

4. Commodity Futures Trading Commission. Investment Manager represents that it is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 and in connection with such exemption has filed a notice of eligibility and will provide Subadviser with a copy of such notice of eligibility.

5. Compensation of the Subadviser. The Investment Manager will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser within the first five business days of each month; however, this advisory fee will be calculated on the daily average value of the Portfolio's assets and accrued on a daily basis. Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Subadviser.

6. Non-Exclusivity. The Investment Manager represents and agrees, on behalf of itself and the Fund, that the services of the Subadviser are not to be deemed exclusive and the Subadviser is free to act as investment manager to various investment companies and as fiduciary for other accounts. Subadviser may take action with respect to other clients that may differ from action taken or from the timing or nature of action taken by Subadviser for the Fund.

7. Books and Records. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property, and, in the event of termination of this Agreement for any reason, the Subadviser agrees, upon receipt of a request from Investment Manager or the Fund, promptly to return to the Investment Manager on behalf of the Fund, all records relating to the Portfolio, copies of which may be retained by the Subadviser. The Subadviser also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to either party (copies of which may be retained by the Subadviser) or make the books and records available for inspection by representatives of regulatory authorities.

     The Subadviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than as: (i) expressly authorized by the Investment Manager or the Fund; (ii) required by applicable federal or state law, regulation or regulatory authorities; (iii) required by this Agreement or to perform obligations pursuant to this Agreement; or (iv) required by an auditor of Subadviser. The Subadviser will furnish any informational reports requested by any state insurance commissioner and the Investment Manager shall reimburse the Subadviser for its commercially reasonable costs and expenses in complying with any such document request by any state insurance commissioner.

8. Liability. Except as may otherwise be provided by the Investment Company Act, neither the Subadviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Manager, the Fund or any past or present shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of, any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager shall hold harmless and indemnify the Subadviser and its officers, directors, employees and agents (the "Covered Parties") for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by the Fund or any past or present shareholder of the Fund that is not arising from the Covered Parties' willful misfeasance, bad faith or gross negligence.

     Notwithstanding any other provision of this Agreement, the Subadviser shall not be liable for any loss to the Portfolio or the Investment Manager caused by circumstances beyond the Subadviser's reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communication or power supply. In the event of equipment breakdowns caused by circumstances beyond its reasonable control, the Subadviser shall take all commercially reasonable steps necessary to minimize interruptions in the services contemplated under this Agreement.

     Federal and state securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Investment Manager may have under any applicable laws. This entire Section 8 shall survive the termination of the Agreement.

9. Reliance on Documents. The Board of Directors of the Fund or its officers or agent will provide timely information to the Subadviser regarding such matters as purchases and redemptions of shares in the Portfolio, the cash requirements, and cash available for investment in the Portfolio, and all other information as may be reasonably necessary or appropriate in order for the Subadviser to perform its responsibilities hereunder. The Subadviser has provided the Investment Manager with a copy of its current form ADV and Investment Manager acknowledges that it received a copy of Part II of Form ADV not less than forty-eight (48) hours prior to the date of the execution of this Agreement, as required by Rule 204-3 of the Advisers Act.

     The Investment Manager represents that neither it, the Fund, or their respective designees or agents, shall use any material describing or identifying the Subadviser or its affiliates without the prior written consent of the Subadviser. Any materials utilized by the Fund, the Investment Manager or their respective designees or agents which contain information as to the Subadviser and/or its affiliates shall be submitted to the Subadviser for approval prior to use, not less than ten (10) business days before such approval is requested.

     The Investment Manager has herewith furnished the Subadviser copies of the Portfolio's Prospectus and Statement of Additional Information, as currently in effect. The Subadviser will be entitled to rely on all documents and other information furnished to it by the Investment Manager or the Fund, or the representatives of either.

10. Duration and Termination of the Agreement. This Subadvisory Agreement shall become effective as of the date first written above and remain in force until December 11, 2005. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio, and (b) a majority of those directors who are not parties to this Subadvisory Agreement, not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Portfolio, or by the Investment Manager on sixty days' written notice to the Subadviser, or by the

Subadviser on sixty days' written notice to the Fund or the Investment Manager. Termination by the Board of Directors or by the Investment Manager shall be subject to shareholder approval to the extent legally required. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement between the Fund and the Investment Manager with respect to the Portfolio.

11. Amendments of the Agreement. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the independent directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that amendment may not have been approved by a majority of the outstanding voting securities of any other portfolio affected by the amendment or all the portfolios of the Fund.

12. Definitions. The terms "assignment", "interested person", and "majority of the outstanding voting securities", when used in this Agreement, shall have the respective meaning specified under the Investment Company Act and the rules thereunder.

13. Notices. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other parties:

          (a)    If to the Subadviser:

                 Mellon Capital Management Corporation
                 595 Market Street, Suite 3000
                 San Francisco, CA 94105
                 Attn: Legal Department
                 Facsimile: 415-777-5699

          (b)    If to the Investment Manager:

                 Jefferson Pilot Investment Advisory Corporation
                 One Granite Place
                 Concord, NH 03301
                 Attn: Ronald Angarella
                 Facsimile (603) 224-1691

14. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Hampshire as at the time in effect and the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New Hampshire or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable, the latter shall control.

15. Proxies. Unless the Investment Manager or the Fund notifies the Subadviser in writing that it will retain the right to vote all proxies, the Subadviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested in a manner which best serves the interests of the Portfolio's shareholders. The Subadviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Portfolio's shareholders. The Subadviser, or its agent, shall maintain a record of how the Subadviser voted and such record shall be available to the Investment Manager or Fund upon request.

16. Custody of Assets. Subadviser shall at no time have the right to physically possess the assets of the Portfolio or have the assets registered in its own name or the name of its nominee, nor shall Subadviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Portfolio. In accordance with the preceding sentence, Subadviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Portfolio. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

17. Use of Subadviser's Name. The Investment Manager represents that neither it, the Fund, or any affiliate or agent thereof shall make reference to or use the name, and any derivative thereof or logo associated with that name, of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager and the Fund shall forthwith cease to use such names (or derivatives or logos) as soon as reasonably practicable.

18. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

19. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

20. Severability. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21. Counterparts. This Agreement may be executed in counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which taken together shall constitute and be deemed one and the same agreement.


                                JEFFERSON PILOT INVESTMENT ADVISORY
                                CORPORATION

ATTEST:                             BY:
       -------------------             --------------------------

TITLE:                              TITLE:
      --------------------                -----------------------


                                MELLON CAPITAL MANAGEMENT CORPORATION

ATTEST:                             BY:
       -------------------             --------------------------

TITLE:                              TITLE:
      --------------------                -----------------------

                            APPENDIX A - FEE SCHEDULE

                                                      ANNUAL FEE AS A PERCENTAGE
          NAME OF PORTFOLIO                          OF AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                       .30% OF FIRST             $  200 MILLION
MASSACHUSETTS FINANCIAL SERVICES             .25% OVER                 $  200 MILLION

STRATEGIC GROWTH PORTFOLIO                   .40%
T. ROWE PRICE ASSOCIATES, INC.

HIGH YIELD BOND PORTFOLIO                    .40%
MASSACHUSETTS FINANCIAL SERVICES

GROWTH PORTFOLIO                             .60% OF FIRST             $   25 MILLION
STRONG                                       .50% OF NEXT              $   75 MILLION
                                             .40% OF THE NEXT          $   50 MILLION
                                             .30% OVER                 $  150 MILLION

VALUE PORTFOLIO                              .50%
CREDIT SUISSE

WORLD GROWTH STOCK PORTFOLIO                 .50% OF FIRST             $  200 MILLION
TEMPLETON INVESTMENT COUNSEL, INC.           .45% OF NEXT              $  1.1 BILLION
                                             .40% OVER                 $  1.3 BILLION

INTERNATIONAL EQUITY PORTFOLIO               .50%
MARSICO CAPITAL MANAGEMENT

CAPITAL GROWTH PORTFOLIO                     .55% OF FIRST             $  100 MILLION
JANUS CAPITAL CORPORATION                    .50% OF NEXT              $  400 MILLION
                                             .45% OVER                 $  500 MILLION

BALANCED PORTFOLIO                           .55% OF FIRST             $  100 MILLION
JANUS CAPITAL CORPORATION                    .50% OF NEXT              $  400 MILLION
                                             .45% OVER                 $  500 MILLION

SMALL COMPANY PORTFOLIO                      .50% OF FIRST             $  200 MILLION
LORD ABBETT & COMPANY                        .45% OF NEXT              $  1.1 BILLION
                                             .40% OVER                 $  1.3 BILLION

S & P 500 INDEX PORTFOLIO                    .05% OF FIRST             $  500 MILLION
MELLON CAPITAL MANAGEMENT                   .025% OF NEXT              $  500 MILLION
CORPORATION                                  .01% OVER                 $    1 BILLION
                                             MINIMUM ANNUAL FEE OF $ 100,000

SMALL-CAP VALUE PORTFOLIO                   1.00% OF FIRST             $   40 MILLION
DALTON, GREINER, HARTMAN, MAHER & CO.        .75% OF NEXT              $   20 MILLION
                                             .50% OVER                 $   60 MILLION

MID-CAP GROWTH PORTFOLIO                     .60% OF FIRST             $   25 MILLION
TURNER INVESTMENT PARTNERS, INC.             .55% OF NEXT              $   50 MILLION
                                             .50% OVER                 $   75 MILLION

MID-CAP VALUE PORTFOLIO                      .75% OF FIRST             $   25 MILLION
WELLINGTON MANAGEMENT CO.                    .65% OF NEXT              $   25 MILLION
                                             .55% OF THE NEXT          $   50 MILLION
                                             .45% OVER                 $  100 MILLION

                                    EXHIBIT D
                           CONDITIONS OF THE SEC ORDER

CONDITIONS APPLICABLE TO ALL PORTFOLIOS RELYING ON THE REQUESTED ORDER

1. Before a Fund may rely on the requested order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act, pursuant to voting instructions provided by Owners with assets allocated to any subaccount of a registered separate account for which the Portfolio serves as a funding medium or, in the case of a new Portfolio whose shareholders (I.E., separate accounts) purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering shares of that Portfolio to the prospective Owners through a Separate Account.

2. The Fund will disclose in the prospectus for each Portfolio relying on the requested order the existence, substance and effect of any order granted pursuant to this Application. In addition, the Fund will hold itself out to the public as employing the management structure described in the Application. The prospectus relating to the portfolio will prominently disclose that the Manager has ultimately responsibility to oversee Advisers and recommend their hiring, termination, and replacement.

3. Within sixty (60) days of the hiring of any new Adviser, Owners with assets allocated to any subaccount of a registered Separate Account for which the applicable Portfolio serves as a funding medium will be furnished with all information about the new Adviser or Advisory Agreement that would be included in a proxy statement, except as modified by the order to permit Aggregate Fee Disclosure. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Adviser. The Manager will meet this condition by providing these Owners with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Exchange Act.

4. The Manager will not enter into an Advisory Agreement with any Affiliated Adviser without that Advisory Agreement, including the compensation to be paid thereunder, being approved by the Owners with assets allocated to any subaccount of a registered separate account for which the applicable Portfolio serves as a funding medium.

5. At all times, a majority of the Board of Directors of the Fund will not be "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act ("Independent Directors"), and the nomination of new or additional Independent Directors will continue to be at the discretion of the then-existing Independent Directors.

6. When an Adviser change is proposed for a Portfolio with an Affiliated Adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board minutes, that the change is in the best interests of the Portfolio and Owners with assets allocated to any subaccount of a registered separate account for which the Portfolio serves as a funding medium and does not involve a conflict of interest from which the Manager or the Affiliated Adviser derives an inappropriate advantage.

7. The Manager will provide general management services to the Fund and its Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio's securities portfolio and, subject to review and approval by the Board of Directors, will: (i) set each Portfolio's overall investment strategies; (ii) select Advisers; (iii) allocate and, when appropriate, reallocate a Portfolio's assets among multiple Advisers; (iv) monitor and evaluate the performance of Advisers; and (v) implement procedures reasonably designed to ensure that the Advisers comply with each Portfolio's investment objective, policies and restrictions.

8. No director or officer of the Fund or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by that director or officer) any interest in any Adviser except for:
(i) ownership of interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either an Adviser or an entity that controls, is controlled by, or is under common control with an Adviser.

ADDITIONAL CONDITIONS APPLICABLE TO PORTFOLIOS RELYING ON THE AGGREGATE FEE DISCLOSURE RELIEF OF THE REQUESTED ORDER

9. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund. The selection of such counsel will be within the discretion of the Independent Directors of the Fund.

10. The Manager will provide the Board of Directors of the Fund, no less frequently than quarterly, with information about the Manager's profitability on a per-portfolio basis. This information will reflect the impact on profitability of the hiring or termination of any Adviser during the applicable quarter.

11. Whenever an Adviser is hired or terminated, the Manager will provide the Board of Directors with information showing the expected impact on the Manager's profitability.

12. The Fund will disclose in its registration statement the Aggregate Fee Disclosure.

                                   PROXY CARD

                       Jefferson Pilot Variable Fund, Inc.
                      Special Joint Meeting of Shareholders

                                December 10, 2003

     This Proxy Card shall be voted on the proposals described below and in the accompanying Proxy Statement as specified below. The undersigned hereby appoints _______________, _____________, and ______________, or any one of them, as attorneys, with full power of substitution, to vote the Shares of the Portfolios of the Jefferson Pilot Variable Fund, Inc. (the "Fund") that the undersigned, on behalf of the separate accounts listed below, is entitled to vote at the Special Joint Meeting of Shareholders to be held at One Granite Place, Concord, New Hampshire 03301 at _______ a.m., local time and at any adjournments of such meeting, as follows:

1. To vote on the election of two Directors to the Board of Directors of the Fund, each of whom will serve until his successor is elected and qualified (all Portfolios voting):

                                      FOR        AGAINST          ABSTAIN
     (01) Frank Nesvet              _________    __________       __________
     (02) Thomas D. Rath            _________    __________       __________

2. To approve a change in sub-adviser and a proposed New Sub-Advisory Agreement between Jefferson Pilot Investment Advisory Corporation ("JPIAC"), the Fund's investment adviser, and Mellon Capital Management Corporation ("Mellon"), for Mellon to serve as sub-adviser to the Portfolio listed below:

                                      FOR        AGAINST          ABSTAIN
S&P 500 Index Portfolio             _________    __________     __________

3. To approve an arrangement that would permit JPIAC, the Fund's investment adviser, with Board approval, to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval for the Portfolio listed below:

                                      FOR        AGAINST          ABSTAIN
S&P 500 Index Portfolio             _________    __________     __________

4. To approve the reclassification from "fundamental" to "non-fundamental" for the investment restrictions and Portfolios listed below:

             PORTFOLIO                       INVESTMENT RESTRICTION              FOR         AGAINST      ABSTAIN
---------------------------------    --------------------------------------   ----------   -----------  -------------
Small Company Portfolio              Investing in illiquid securities
                                     (Proposal 4)

World Growth Stock Portfolio         Investing in illiquid securities
                                     (Proposal 4)

Small Company Portfolio              Investing in securities of other
                                     investment companies (Proposal 5)

World Growth Stock Portfolio         Investing in securities of other
                                     investment companies (Proposal 5)

Small Company Portfolio              Investing in options (Proposal 6)

World Growth Stock Portfolio         Investing in options (Proposal 6)

Small Company Portfolio              Conducting joint trading (Proposal 7)

World Growth Stock Portfolio         Conducting joint trading (Proposal 7)

Small Company Portfolio              Investing for control purposes


                                     (Proposal 8)

World Growth Stock Portfolio         Investing for control purposes
                                     (Proposal 8)

Small Company Portfolio              Investing in oil and gas programs
                                     (Proposal 9)

World Growth Stock Portfolio         Investing in oil and gas programs
                                     (Proposal 9)

Small Company Portfolio              Investing in foreign securities
                                     (Proposal 10)

World Growth Stock Portfolio         Investing in foreign securities
                                     (Proposal 10)

Small Company Portfolio              Investing in warrants (Proposal 11)

World Growth Stock Portfolio         Investing in warrants (Proposal 11)

World Growth Stock Portfolio         Investing in securities of new
                                     companies (Proposal 12)

5. To approve an amendment to the investment restriction relating to lending, including securities lending, for the Portfolios listed below:

                                                 FOR      AGAINST        ABSTAIN
Growth Portfolio                             __________   __________     __________
Small Company Portfolio                      __________   __________     __________
Mid-Cap Growth Portfolio                     __________   __________     __________
Strategic Growth Portfolio
(formerly the Emerging Growth Portfolio)     __________   __________     __________
Mid-Cap Value Portfolio                      __________   __________     __________
Capital Growth Portfolio                     __________   __________     __________
Small-Cap Value Portfolio                    __________   __________     __________
Value Portfolio                              __________   __________     __________
International Equity Portfolio               __________   __________     __________
S&P 500 Index Portfolio                      __________   __________     __________
World Growth Stock Portfolio                 __________   __________     __________
High Yield Bond Portfolio                    __________   __________     __________
Balanced Portfolio                           __________   __________     __________

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                 Dated: ___________, 2003

                 Jefferson Pilot Financial Insurance Company


                 ------------------------------------
                 Name and Title of Authorized Officer

                 ------------------------------------
                 Signature of Authorized Officer


Name(s) of Separate Account(s)
Of the Insurance Company Owning Shares in these Portfolios:
   [Owner]
   [Owner]

   [Owner]
   [Owner]
   [Owner]


WDC: #114377v3